------------------------------
                                                   The latest report from your
                                                      Fund's management team
                                                  ------------------------------

                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                                    [GRAPHIC]

                                   Technology
                                      Fund

                        (formerly Global Technology Fund)

                                 APRIL 30, 2000

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                    ----------------------------------------

                                    TRUSTEES
                                STEPHEN L. BROWN
                                JAMES F. CARLIN*
                              WILLIAM H. CUNNINGHAM
                                 RONALD R. DION*
                                 MAUREEN R. FORD
                                CHARLES L. LADNER
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                         *Members of the Audit Committee

                                    OFFICERS
                                STEPHEN L. BROWN
                                    Chairman
                                 MAUREEN R. FORD
                    Vice Chairman and Chief Executive Officer
                                 BARRY J. GORDON
                                    President
                                 OSBERT M. HOOD
                          Executive Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                        INVESTORS BANK AND TRUST COMPANY
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                             SUB-INVESTMENT ADVISER
                          AMERICAN FUND ADVISORS, INC.
                                1415 KELLUM PLACE
                              GARDEN CITY, NY 11530

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                    ----------------------------------------

===================================CEO CORNER===================================

DEAR FELLOW SHAREHOLDERS:

Over the last six months, New Economy technology stocks dominated the business-news headlines and the stock market's performance. Red-hot tech stocks pushed the NASDAQ Composite Index to the stratosphere, as investors single-mindedly pursued anything technology related. But after setting a new high on March 10 amid significantly heightened volatility, the tables started to turn rapidly. Concerns about Microsoft's antitrust ruling and out-of-sight valuation levels finally triggered waves of selling that sent the index down nearly 25% from its high by the end of April.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

In this same period, fixed-income securities of all types, including bonds and preferred stocks, struggled as interest rates rose on fears that the roaring U.S. economy and the rebound of many others around the world would spark an inflation outbreak.

While the battle between old and new rages on, several things are clear: More than ever, diversification and a long-term investment perspective are two of an investor's best allies. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of stock- and bond-market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing longer-term results and weathering the market's changing conditions.

Sincerely,


/s/ MAUREEN R. FORD
-------------------
MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

          BY BARRY J. GORDON AND MARC H. KLEE, CFA, PORTFOLIO MANAGERS

                                  John Hancock
                                 Technology Fund

            Meteoric tech-stock rise mutes effects of sharp pullback
                           at end of six-month period

John Hancock Global Technology Fund changed its name to John Hancock Technology Fund effective March 1, 2000.

Technology stocks continued to post incredibly strong gains during the past six months, but it was an extremely volatile investment period. In the final two months of 1999, investors prolonged their almost year-long love affair with tech stocks, pushing them to record gains. But tech stocks woke up on the first trading day of the new year with a hangover. Tax-related selling, profit-taking, valuation concerns and interest-rate and inflation worries prompted investors to hand the tech-laden NASDAQ Composite Index a one-day loss of 5.5%. But then tech stocks climbed higher for the remainder of January through March, as investors shrugged off many of their earlier concerns. However, the tech sector took a headlong plunge in early April, posting one of its largest one-day losses ever, partially in response to the collapse of efforts to settle the government's anti-trust suit against Microsoft. By the end of the month, the NASDAQ Index was down 23.51% from its March 10 peak and 5.13% for the year. Even with that about-face, the remarkable showing earlier in the period still enabled the index to return 30.14% for the six months ended April 30, 2000.

Fund performance

For the six months ended April 30, 2000, John Hancock Technology Fund's Class A, Class B and Class C shares posted total returns of 55.15%,

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock Technology Fund. Caption below reads "Technology Fund management team members (l-r): Barry Gordon, Marc Klee and Alan Loewenstein."]
--------------------------------------------------------------------------------

"We believe the key to investing in technology is to keep our eyes on the basics."

================================================================================

                      John Hancock Funds - Technology Fund

"Among our best performers were semiconductor and related companies..."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Stock Holdings". The first listing is Micron Technology 3.0%, the second is EMC Corp. 2.4%, the third Mercury Interactive 2.3%, the fourth Cisco Systems 2.2% and the fifth Oracle 2.2%. A note below the table reads "As a percentage of net assets on April 30, 2000."]
--------------------------------------------------------------------------------

54.61% and 54.61%, respectively, at net asset value. Those returns were better than the average science and technology fund's 51.91% return, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

Strategy explained

Ever since we began managing the Fund at its inception in 1983, we have maintained the same disciplined investment strategy. We're bottom-up investors, focusing on individual stock selection, looking at companies across the broad technology group, including hardware, software, the Internet and telecommunications. Even if there are periods when it appears as if all tech stocks have the Midas touch, we know that over the long term all tech companies are not created equal, and their stocks do not always behave alike. We believe the key to investing in technology is to keep our eyes on the basics. We take a diversified approach, holding stocks from a wide range of technology subsectors to better manage risk.

   This is a relatively conservative approach for a technology fund, but it's always the way we've operated and we believe it's especially prudent in these times. We avoid falling under the spell of technology as a phenomenon, or swooning over each new idea, such as the Internet. Instead, we draw on our decades of industry and investment experience, using in-depth research and fundamental analysis to understand a company and the environment in which it operates. We then determine its true value and what we're willing to pay for it. This includes realistically assessing a company's long-term business prospects and its potential for profit growth.

Semiconductor stocks lead

Among our best performers were semiconductor and related companies -- a group in which we had increased our stake just prior to the beginning of the period. They did exceedingly well as the demand for chips outstripped supply, driving prices higher. In addition to strong growth in personal computers, many chip makers benefited from increasing demand for a whole range of products -- including various telecommunications products, cable television, radios, medical devices, cars, stereos, Internet-access devices and a variety of consumer products. Some of the Fund's best performers were chipmakers Analog Devices, Cypress Semiconductor, Intel, Integrated Device Technology and Micron Technology. Stock prices for semiconductor equipment manufacturers also zoomed higher. These companies make the machines and tools needed to make a chip -- etching, cleaning, cutting, polishing, slicing and dicing. Among our

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Micron Technology followed by an up arrow with the phrase "Improving demand, pricing for semiconductor chips." The second listing is Oracle followed by an up arrow with the phrase "Dominant player in fast-growing Internet infrastructure segment." The third listing is Microsoft followed by a down arrow with the phrase "Anti-trust actions cool enthusiasm." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

                      John Hancock Funds - Technology Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended April 30, 2000 ". The chart is scaled in increments of 10% with 0% at the bottom and 60% at the top. The first bar represents the 55.15% total return for John Hancock Technology Fund Class A. The second bar represents the 54.61% total return for John Hancock Technology Fund Class B. The third bar represents the 54.61% total return for John Hancock Technology Fund Class C. The fourth bar represents the 51.91% total return for Average science and technology fund. A note below the chart reads "Total returns for John Hancock Technology Fund are at net asset value with all distributions reinvested. The average science and technology fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information".]
--------------------------------------------------------------------------------

big winners in this category were Applied Materials, ASM Lithography, KLA-Tencor, Novellus Systems and PRI Automation.

Internet-related companies mixed

While dot-com stocks tumbled during the period, many of the companies that form the infrastructure of the Internet enjoyed tremendous gains. The ongoing explosion in Internet usage helped propel Oracle, which makes the software that has become the foundation for Web sites, e-commerce and corporate networks, to triple-digit gains. Cisco Systems, which provides the backbone to the Internet, followed close behind. Two other holdings, storage company EMC and telephone handset maker Nokia, both benefited from the explosion in data transmission that has been aided by the growth of the Internet.

   Many of our disappointments were limited to dot-com companies. Although we had dramatically reduced our holdings in this group going into the period, we weren't immune to the April sell-off that wiped away much of their value. One of our biggest disappointments was Internet search service Ask Jeeves. We continue to maintain our stake in the company because we believe that it has plenty to gain with its entry into business-to-business applications. Outside those Internet companies, Microsoft was also a disappointment in response to a move by the Justice Department to break up the company into two parts.

Outlook

We remain optimistic about the prospects for technology stocks, although after their recent out-of-the-ordinary performance investors should not expect returns to approach the levels we enjoyed over the past six months. While no longer cheap, many technology stocks remain reasonably valued. Furthermore, with fundamentals increasingly solid at many tech companies, we believe an even broader range of technology stocks can continue to outperform the market, albeit on a more modest basis. That said, we also expect that heightened volatility will remain a fact of life, especially while the prospects for further interest-rate hikes remain real. In this type of environment, selectivity -- choosing individual companies based on good valuations and fundamentals -- becomes more important than ever. In addition, we encourage investors to keep a long-term perspective and set appropriate expectations when investing in this more volatile, cutting-edge sector of the market.

"...we also expect that heightened volatility will remain a fact of life..."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

(1) Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                      John Hancock Funds - Technology Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Technology Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for a discussion of the risks associated with industry segment investing, before you invest or send money.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------
For the period ended March 31, 2000

                                        ONE        FIVE         TEN
                                        YEAR       YEARS        YEARS
                                     ----------   -------     ---------
Cumulative Total Returns             118.71%(1)   520.28%     1,077.16%
Average Annual Total Returns         118.71%(1)    44.05%        27.96%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------
For the period ended March 31, 2000

                                                                SINCE
                                        ONE        FIVE       INCEPTION
                                       YEAR        YEARS       (1/3/94)
                                     ----------   -------     ----------
Cumulative Total Returns             123.66%(1)   528.46%       668.95%
Average Annual Total Returns         123.66%(1)    44.43%        38.68%

--------------------------------------------------------------------------------
 CLASS C
--------------------------------------------------------------------------------
For the period ended March 31, 2000

                                                               SINCE
                                                 ONE         INCEPTION
                                                YEAR         (3/1/99)
                                              ----------     ----------
Cumulative Total Returns                      125.38%(1)      155.56%
Average Annual Total Returns                  125.38%(1)      137.99%

Note to Performance

(1) The Fund's recent returns occurred during an unusual period of performance in certain areas of the market in which the Fund invests.

================================================================================

                      John Hancock Funds - Technology Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Technology Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is used often as a measure of stock market performance. It is not possible to invest in an index. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Technology Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Technology Fund on October 31, 1989, before sales charge, and is equal to $109,777 as of April 30, 2000. The second line represents the same investment made in the John Hancock Technology Fund, after sales charge, and is equal to $104,288 as of April 30, 2000. The third line represents the Standard & Poor's 500 Index and is equal to $55,150 as of April 30, 2000.

Line chart with the heading John Hancock Technology Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Technology Fund on January 3, 1994, before sales charge, and is equal to $68,446 as of April 30, 2000. The second line represents the Standard & Poor's 500 Index and is equal to $35,278 as of April 30, 2000.

Line chart with the heading John Hancock Technology Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Technology Fund on March 1, 1999, before sales charge, and is equal to $22,979 as of April 30, 2000. The second line represents the same investment made in the John Hancock Technology Fund, after sales charge, and is equal to $22,749 as of April 30, 2000. The third line represents the Standard & Poor's 500 Index and is equal to $11,896 as of April 30, 2000.

*No contingent deferred sales charge applicable.
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Technology Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Common stocks (cost - $1,716,951,606)  ....................   $2,589,096,180
   Preferred stocks (cost - $14,106,026)  ....................       16,205,668
   Bonds (cost - $1,490,188) .................................        1,475,725
   Joint repurchase agreement (cost - $180,739,000) ..........      180,739,000
   Corporate savings account .................................              575
                                                                 --------------
                                                                  2,787,517,148
  Receivable for shares sold .................................        6,513,792
  Interest receivable ........................................          105,597
  Other assets ...............................................           31,461
                                                                 --------------
                    Total Assets .............................    2,794,167,998
                    -----------------------------------------------------------
Liabilities:
  Payable for investments purchased ..........................       11,217,177
  Payable for shares repurchased .............................        1,993,135
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ...................................        1,275,728
                                                                 --------------
                    Total Liabilities ........................       14,486,040
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in ............................................    1,760,454,592
  Accumulated net realized gain on investments,
   foreign currency transactions and written options .........      155,748,038
  Net unrealized appreciation of investments .................      874,229,753
  Accumulated net investment loss ............................      (10,750,425)
                                                                 --------------
                    Net Assets ...............................   $2,779,681,958
                    ===========================================================

Net Asset Value Per Share:
  (Based on net assets and shares of beneficial
   interest outstanding - unlimited number of shares
   authorized with no par value)
  Class A - $1,141,079,963/12,785,239 ........................           $89.25
  =============================================================================
  Class B - $1,540,131,873/18,226,890 ........................           $84.50
  =============================================================================
  Class C - $98,470,122/1,165,356 - Note A ...................           $84.50
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($89.25/0.95) ....................................           $93.95
  =============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Interest ..................................................        $4,573,488
  Securities lending income - Note A ........................         1,690,032
  Dividends (net of foreign withholding taxes
   of $28,121) ..............................................           319,055
                                                                   ------------
                                                                      6,582,575
                                                                   ------------
  Expenses:
   Investment management fee - Note B .......................         8,058,992
   Distribution and service fee - Note B
     Class A ................................................         1,439,346
     Class B ................................................         6,059,779
     Class C ................................................           300,056
   Transfer agent fee - Note B ..............................         1,149,231
   Registration and filing fees .............................           128,276
   Custodian fee ............................................            79,768
   Administrative fee - Note B ..............................            28,885
   Trustees' fees ...........................................            20,003
   Miscellaneous ............................................            15,987
   Printing .................................................            15,260
   Auditing fee .............................................             9,243
   Legal fees ...............................................             6,647
                                                                   ------------
                    Total Expenses ..........................        17,311,473
                    -----------------------------------------------------------
                    Net Investment Loss .....................       (10,728,898)
                    -----------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments,
Foreign Currency Transactions and Written Options:
  Net realized gain on investments sold .....................       154,430,978
  Net realized gain on written options ......................         1,818,841
  Net realized loss on foreign currency transactions ........            (1,633)
  Change in net unrealized appreciation/depreciation
   of investments ...........................................       476,680,194
                                                                   ------------
                    Net Realized and Unrealized
                    Gain on Investments,
                    Foreign Currency Transactions
                    and Written Options .....................       632,928,380
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ...............      $622,199,482
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Technology Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                              SIX MONTHS ENDED
                                                                                           YEAR ENDED          APRIL 30, 2000
                                                                                        OCTOBER 31, 1999        (UNAUDITED)
                                                                                        ----------------      ----------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment loss .............................................................      ($6,616,130)          ($10,728,898)
   Net realized gain on investments sold, foreign currency transactions and
     written options ...............................................................       92,561,445            156,248,186
   Change in net unrealized appreciation/depreciation of investments ...............      306,298,964            476,680,194
                                                                                      ---------------        ---------------
     Net Increase in Net Assets Resulting from Operations ..........................      392,244,279            622,199,482
                                                                                      ---------------        ---------------
Distributions to Shareholders:
   Distributions from net realized gain on investments sold
     Class A - ($0.2470 and $3.0279 per share, respectively) .......................       (1,583,167)           (26,930,555)
     Class B - ($0.2470 and $3.0279 per share, respectively) .......................         (708,599)           (30,585,937)
     Class C** - (none and $3.0279 per share, respectively) ........................               --               (874,349)
                                                                                      ---------------        ---------------
     Total Distributions to Shareholders ...........................................       (2,291,766)           (58,390,841)
                                                                                      ---------------        ---------------
From Fund Share Transactions-- Net:* ...............................................      436,376,232          1,125,287,172
                                                                                      ---------------        ---------------
Net Assets:
   Beginning of period .............................................................      264,257,400          1,090,586,145
                                                                                      ---------------        ---------------
   End of period (including accumulated net investment loss
     $21,527 and $10,750,425, respectively) ........................................   $1,090,586,145         $2,779,681,958
                                                                                      ===============        ===============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Technology Fund

Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------
* Analysis of Fund Share Transactions:

                                                                                                           SIX MONTHS ENDED
                                                                             YEAR ENDED                     APRIL 30, 2000
                                                                           OCTOBER 31, 1999                   (UNAUDITED)
                                                                     ----------------------------      ---------------------------
                                                                        SHARES          AMOUNT           SHARES          AMOUNT
                                                                     -----------    -------------      ----------    -------------
CLASS A
   Shares sold ..................................................     12,955,560     $596,764,933       8,873,976     $771,810,774
   Shares issued to shareholders in reinvestment of
     distributions ..............................................         51,384        1,622,378         348,729       23,145,687
                                                                     -----------    -------------      ----------    -------------
                                                                      13,006,944      598,387,311       9,222,705      794,956,461
   Less shares repurchased ......................................    (10,858,023)    (492,728,878)     (5,132,021)    (446,232,495)
                                                                     -----------    -------------      ----------    -------------
   Net increase .................................................      2,148,921     $105,658,433       4,090,684     $348,723,966
                                                                     ===========    =============      ==========    =============
CLASS B
   Shares sold ..................................................      9,077,145     $418,467,599      10,380,141     $857,787,848
   Shares issued to shareholders in reinvestment of
     distributions ..............................................         21,803          627,794         390,287       24,596,349
                                                                     -----------    -------------      ----------    -------------
                                                                       9,098,948      419,095,393      10,770,428      882,384,197
   Less shares repurchased ......................................     (2,296,233)    (100,920,508)     (2,204,200)    (182,194,169)
                                                                     -----------    -------------      ----------    -------------
   Net increase .................................................      6,802,715     $318,174,885       8,566,228     $700,190,028
                                                                     ===========    =============      ==========    =============
CLASS C**
   Shares sold ..................................................        263,969      $13,356,375       1,325,033     $111,501,906
   Shares issued to shareholders in reinvestment of
     distributions ..............................................             --               --          10,361          653,157
                                                                     -----------    -------------      ----------    -------------
                                                                         263,969       13,356,375       1,335,394      112,155,063
   Less shares repurchased ......................................        (15,807)        (813,461)       (418,200)     (35,781,885)
                                                                     -----------    -------------      ----------    -------------
   Net increase .................................................        248,162      $12,542,914         917,194      $76,373,178
                                                                     ===========    =============      ==========    =============

** Class C shares commenced operations on March 1, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Technology Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,              PERIOD FROM
                                                                  -------------------------------      JANUARY 1, 1996 TO
                                                                       1994             1995           OCTOBER 31, 1996(6)
                                                                  -------------     -------------      -------------------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ........................          $17.45            $17.84               $24.51
                                                                  -------------     -------------        -------------
  Net Investment Loss(1) ......................................           (0.22)            (0.22)(2)            (0.14)
  Net Realized and Unrealized Gain on Investments
    and Written Options .......................................            1.87              8.53                 1.42
                                                                  -------------     -------------        -------------
    Total from Investment Operations ..........................            1.65              8.31                 1.28
                                                                  -------------     -------------        -------------

  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold
    and Written Options .......................................           (1.26)            (1.64)                  --
                                                                  -------------     -------------        -------------
  Net Asset Value, End of Period ..............................          $17.84            $24.51               $25.79
                                                                  =============     =============        =============
  Total Investment Return at Net Asset Value(5) ...............            9.62%            46.53%                5.22%(7)
  Total Adjusted Investment Return at Net Asset Value(5) ......              --             46.41%(3)               --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ....................         $52,193          $155,001             $166,010
  Ratio of Expenses to Average Net Assets .....................            2.16%             1.67%(2)             1.57%(8)
  Ratio of Net Investment Loss to Average Net Assets ..........           (1.25%)           (0.89%)(2)           (0.68%)(8)
  Portfolio Turnover Rate .....................................              67%               70%                  64%

                                                                           YEAR ENDED OCTOBER 31,                SIX MONTHS ENDED
                                                              ------------------------------------------------    APRIL 30, 2000
                                                                  1997              1998             1999          (UNAUDITED)
                                                              -------------     -------------    -------------    -------------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ....................          $25.79            $30.05           $28.46           $60.15
                                                              -------------     -------------    -------------    -------------
  Net Investment Loss(1) ..................................           (0.27)            (0.28)           (0.36)           (0.25)
  Net Realized and Unrealized Gain on Investments
    and Written Options ...................................            5.76              1.09            32.30            32.38
                                                              -------------     -------------    -------------    -------------
    Total from Investment Operations ......................            5.49              0.81            31.94            32.13
                                                              -------------     -------------    -------------    -------------

  Less Distributions:
  Distributions from Net Realized Gain on Investments
    Sold and Written Options ..............................           (1.23)            (2.40)           (0.25)           (3.03)
                                                              -------------     -------------    -------------    -------------
  Net Asset Value, End of Period ..........................          $30.05            $28.46           $60.15           $89.25
                                                              =============     =============    =============    =============
  Total Investment Return at Net Asset Value(5) ...........           21.90%             3.95%          113.09%           55.15%(7)
  Total Adjusted Investment Return at Net Asset Value(5) ..              --                --               --               --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ................        $184,048          $186,259         $523,013       $1,141,080
  Ratio of Expenses to Average Net Assets .................            1.51%             1.50%            1.35%            1.15%(8)
  Ratio of Net Investment Loss to Average Net Assets ......           (0.95%)           (0.97%)          (0.78%)          (0.56%)(8)
  Portfolio Turnover Rate .................................             104%               86%              61%              18%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Technology Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                 YEAR ENDED DECEMBER 31,            PERIOD FROM
                                                             ------------------------------      JANUARY 1, 1996 TO
                                                                1994(4)             1995         OCTOBER 31, 1996(6)
                                                             -----------        -----------      -------------------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...................        $17.24             $17.68             $24.08
                                                             -----------        -----------        -----------
  Net Investment Loss(1) .................................         (0.35)             (0.39)(2)          (0.28)
  Net Realized and Unrealized Gain on Investments and
    Written Options ......................................          2.05               8.43               1.40
                                                             -----------        -----------        -----------
   Total from Investment Operations ......................          1.70               8.04               1.12
                                                             -----------        -----------        -----------
  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold
    and Written Options ..................................         (1.26)             (1.64)                --
                                                             -----------        -----------        -----------
  Net Asset Value, End of Period .........................        $17.68             $24.08             $25.20
                                                             ===========        ===========        ===========
  Total Investment Return at Net Asset Value(5) ..........         10.02%(7)          45.42%              4.65%(7)
  Total Adjusted Investment Return at Net Asset Value(5) .            --              45.30%(3)             --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...............        $9,324            $35,754            $50,949
  Ratio of Expenses to Average Net Assets ................          2.90%(8)           2.41%(2)           2.27%(8)
  Ratio of Net Investment Loss to Average Net Assets .....         (1.98%)(8)         (1.62%)(2)         (1.38%)(8)
  Portfolio Turnover Rate ................................            67%                70%                64%

                                                                         YEAR ENDED OCTOBER 31,            SIX MONTHS ENDED
                                                              -------------------------------------------   APRIL 30, 2000
                                                                 1997             1998            1999        (UNAUDITED)
                                                              -----------     -----------     -----------     -----------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...................         $25.20          $29.12          $27.29          $57.28
                                                              -----------     -----------     -----------     -----------
  Net Investment Loss(1) .................................          (0.45)          (0.45)          (0.68)          (0.53)
  Net Realized and Unrealized Gain on Investments and
    Written Options ......................................           5.60            1.02           30.92           30.78
                                                              -----------     -----------     -----------     -----------
   Total from Investment Operations ......................           5.15            0.57           30.24           30.25
                                                              -----------     -----------     -----------     -----------
  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold
    and Written Options ..................................          (1.23)          (2.40)          (0.25)          (3.03)
                                                              -----------     -----------     -----------     -----------
  Net Asset Value, End of Period .........................         $29.12          $27.29          $57.28          $84.50
                                                              ===========     ===========     ===========     ===========
  Total Investment Return at Net Asset Value(5) ..........          21.04%           3.20%         111.70%          54.61%(7)
  Total Adjusted Investment Return at Net Asset Value(5) .             --              --              --              --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...............        $65,851         $77,999        $553,359      $1,540,132
  Ratio of Expenses to Average Net Assets ................           2.21%           2.20%           2.05%           1.85%(8)
  Ratio of Net Investment Loss to Average Net Assets .....          (1.65%)         (1.67%)         (1.47%)         (1.27%)(8)
  Portfolio Turnover Rate ................................            104%             86%             61%             18%

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Technology Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                            PERIOD FROM
                                                                           MARCH 1, 1999
                                                                          (COMMENCEMENT OF         SIX MONTHS ENDED
                                                                            OPERATIONS) TO          APRIL 30, 2000
                                                                           OCTOBER 31, 1999          (UNAUDITED)
                                                                          -----------------        ----------------
CLASS C
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...................................       $38.54                  $57.28
                                                                             ----------              ----------
  Net Investment Loss(1) .................................................        (0.51)                  (0.55)
  Net Realized and Unrealized Gain on Investments and Written Options ....        19.25                   30.80
                                                                             ----------              ----------
   Total from Investment Operations ......................................        18.74                   30.25
                                                                             ----------              ----------
  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold
    and Written Options ..................................................           --                   (3.03)
                                                                             ----------              ----------
  Net Asset Value, End of Period .........................................       $57.28                  $84.50
                                                                             ==========              ==========
  Total Investment Return at Net Asset Value(5) ..........................        48.62%(7)               54.61%(7)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...............................      $14,215                 $98,470
  Ratio of Expenses to Average Net Assets ................................         2.16%(8)                1.85%(8)
  Ratio of Net Investment Loss to Average Net Assets .....................        (1.57%)(8)              (1.27%)(8)
  Portfolio Turnover Rate ................................................           61%                     18%

(1)   Based on the average of the shares outstanding at the end of each month.
(2) Reflects voluntary fee reductions and expense limitations in effect during the year ended December 31, 1995. As a result of such fee reductions, expenses of Class A and Class B shares of the Fund reflect reductions of $0.02 and $0.03 per share, respectively. Absent such reductions the ratio of expenses to average net assets would have been 1.79% and 2.53% for Class A and Class B shares, respectively, and the ratio of net investment loss to average net assets would have been (1.01%) and (1.74%) for Class A and Class B shares, respectively.
(3) An estimated total return calculation which takes into consideration fees and expenses waived or borne by the Adviser during the periods shown.
(4)   Class B shares commenced operations on January 3, 1994.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charge.
(6) Effective October 31, 1996 the fiscal period end changed from December 31 to October 31.
(7)   Not annualized.
(8)   Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Technology Fund

Schedule of Investments
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Technology Fund on April 30, 2000. It's divided into four main categories: common stocks, preferred stocks, bonds and short-term investments. The common and preferred stocks and bonds are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                       MARKET
ISSUER, DESCRIPTION                            NUMBER OF SHARES        VALUE
-------------------                            ----------------        -----

COMMON STOCKS
Aerospace/Aircraft Equipment (0.34%)
   United Technologies Corp. .................      150,000           $9,328,125
                                                                  --------------
Banks (0.04%)
   First Internet Bank of Indiana (r) ........       14,369            1,000,008
                                                                  --------------
Computer - Graphics (0.45%)
   Cadence Design Systems, Inc.*  ............      750,000           12,609,375
                                                                  --------------
Computer - Integrated Systems (0.13%)
   eOn Communications Corp.* .................      200,000            1,975,000
   Vixel Corp.* ..............................      250,000            1,750,000
                                                                  --------------
                                                                       3,725,000
                                                                  --------------
Computer - Internet Services (15.08%)
   Akamai Technologies, Inc.* ................       15,600            1,542,450
   America Online, Inc.* .....................      950,000           56,821,875
   Art Technology Group, Inc.* ...............      368,000           22,356,000
   Ask Jeeves, Inc.* .........................      450,000           13,668,750
   Audible, Inc.* ............................      300,000            1,818,750
   Calico Commerce, Inc.* ....................      500,000            8,414,050
   China.com Corp. (Class A)*
     (Hong Kong) .............................       41,970            2,040,791
   E*TRADE Group, Inc.* ......................      350,000            7,525,000
   El Sitio, Inc.* (Argentina) ...............      250,000            2,687,500
   DoubleClick, Inc.* ........................      280,000           21,245,000
   Exodus Communications, Inc.* ..............      450,000           39,796,875
   Infospace, Inc.* ..........................      320,000           22,980,000
   Inktomi Corp.* ............................      238,600           36,729,487
   Internap Network Services Corp.* ..........       76,700            2,952,950
   Keynote Systems, Inc.* ....................      200,000            8,975,000
   NBC Internet, Inc. (Class A)*  ............      500,000           11,562,500
   Net Perceptions, Inc.* ....................      550,000           10,656,250
   Netpliance, Inc.* .........................      180,700            1,626,300
   Niku Corp.* ...............................       34,730              692,429
   Onvia.com, Inc.* ..........................       29,680              257,845
   Pacific Century CyberWorks Ltd.*
     (Hong Kong) .............................   10,000,000           18,600,000
   PartsBase.com, Inc.* ......................      225,000            1,139,063
   Phone.com, Inc.* ..........................      200,000           16,800,000
   Portal Software, Inc.* ....................      300,000           13,762,500
   RADVision Ltd.* (Israel) ..................        4,800              183,600
   RADWARE Ltd.* (Israel) ....................      125,400            3,385,800
   RealNetworks, Inc.* .......................      450,000           21,431,250
   Register.com, Inc.* .......................       12,600              642,600
   Saba Software, Inc.* ......................       38,000            1,080,625
   Software Technologies Corp.* ..............      375,000            6,703,125
   Telemate.Net Software, Inc.* ..............      210,000              866,250
   TIBCO Software, Inc.* .....................      269,400           23,993,438
   VerticalNet, Inc.* ........................      350,000           18,900,000
   Viant Corp.* ..............................      608,200           13,988,600
   Webvan Group, Inc.* .......................      500,000            3,296,900
                                                                  --------------
                                                                     419,123,553
                                                                  --------------
Computer - Memory Devices (4.42%)
   EMC Corp.* ................................      480,000           66,690,000
   Seagate Technology, Inc.* .................      600,000           30,487,500
   Western Digital Corp.* ....................    3,700,000           25,668,750
                                                                  --------------
                                                                     122,846,250
                                                                  --------------
Computer - Mini/Macro (3.40%)
   Cobalt Networks, Inc.* ....................      350,000           11,068,750
   Compaq Computer Corp. .....................      700,000           20,475,000
   Dell Computer Corp.* ......................      950,000           47,618,750
   Emulex Corp.* .............................      125,000            5,671,875
   Gateway, Inc.* ............................      175,000            9,668,750
                                                                  --------------
                                                                      94,503,125
                                                                  --------------
Computer - Peripheral Equipment (1.14%)
   JNI Corp.* ................................      350,000           13,978,125
   Lexmark International Group, Inc.
     (Class A)* ..............................      150,400           17,747,200
                                                                  --------------
                                                                      31,725,325
                                                                  --------------
Computer - Services (4.25%)
   Active Software, Inc.* ....................      300,000           12,093,750
   IMRglobal Corp.* ..........................      650,000            8,368,750
   LetsBuyIt.com N.V.* (Netherlands) (r) .....      576,539            1,806,961
   Mercury Interactive Corp.* ................      700,000           63,000,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Technology Fund

                                                                       MARKET
ISSUER, DESCRIPTION                            NUMBER OF SHARES        VALUE
-------------------                            ----------------        -----

Computer - Services (continued)
   Novell, Inc.* .............................      500,000           $9,812,500
   Unisys Corp.* .............................    1,000,000           23,187,500
                                                                  --------------
                                                                     118,269,461
                                                                  --------------
Computer - Software (14.89%)
   BEA Systems, Inc.* ........................      870,000           41,977,500
   Bluestone Software, Inc.* .................      183,410            3,863,073
   BMC Software, Inc.* .......................      325,000           15,214,062
   Commercialware, Inc. (r) ..................    1,000,000            1,000,000
   Computer Associates International, Inc. ...      700,000           39,068,750
   Diversinet Corp.* (Canada) ................    1,000,000            8,562,500
   Electronics for Imaging, Inc.* ............      500,000           26,125,000
   i2 Technologies, Inc.* ....................      400,000           51,700,000
   Inprise Corp.* ............................    1,000,000            5,250,000
   Microsoft Corp.* ..........................      500,000           34,875,000
   Networks Associates, Inc.* ................      523,600           13,319,075
   Nuance Communications, Inc.* ..............       40,550            1,224,103
   Oracle Corp.* .............................      750,000           59,953,125
   Parametric Technology Corp.* ..............    1,500,000           12,234,450
   Rational Software Corp.* ..................      500,000           42,562,500
   Research in Motion Ltd.* (Canada) .........      417,900           17,760,750
   Rhythms Net Connections, Inc.* ............      450,000            9,309,375
   SmartForce Plc,* American Depositary
     Receipt (ADR) (Ireland) .................      400,000           19,100,000
   TenFold Corp.* ............................      425,000           10,864,062
                                                                  --------------
                                                                     413,963,325
                                                                  --------------
Electronics - Components Misc. (2.89%)
   Sanmina Corp.* ............................      400,000           24,025,000
   Solectron Corp.* ..........................    1,200,000           56,175,000
                                                                  --------------
                                                                      80,200,000
                                                                  --------------
Electronics - Measuring Instruments (1.04%)
   Agilent Technologies, Inc.* ...............      325,000           28,803,125
                                                                  --------------
Electronics - Products Misc. (0.54%)
   Aeroflex, Inc.* ...........................      400,000           14,900,000
                                                                  --------------
Electronics - Semiconductor Components (25.50%)
   Altera Corp.* .............................      425,000           43,456,250
   Amkor Technology, Inc.* ...................      850,000           52,009,375
   Analog Devices, Inc.* .....................      600,000           46,087,500
   Applied Materials, Inc.* ..................      400,000           40,725,000
   Applied Science & Technology, Inc.* .......      550,000           14,953,125
   ASM Lithography Holding N.V.*
     (Netherlands) ...........................      681,000           27,240,000
   Atmel Corp.* ..............................      800,000           39,150,000
   Bookham Technology Plc (ADR)*
     (United Kingdom) ........................       22,370            1,163,240
   Conexant Systems, Inc.* ...................      235,900           14,124,512
   Cypress Semiconductor Corp.* ..............      850,000           44,146,875
   Integrated Device Technology, Inc.* .......    1,100,000           52,868,750
   Intel Corp. ...............................      350,000           44,384,375
   KLA-Tencor Corp.* .........................      400,000           29,950,000
   LSI Logic Corp.* ..........................      400,000           25,000,000
   Micron Technology, Inc. ...................      600,000           83,550,000
   National Semiconductor Corp.*  ............      550,000           33,412,500
   Novellus Systems, Inc.* ...................      600,000           40,012,500
   PRI Automation, Inc.* .....................      325,000           25,959,375
   Taiwan Semiconductor Manufacturing Co.,
     Ltd. (ADR)*(Taiwan) .....................      400,000           20,925,000
   Veeco Intruments, Inc.* ...................      150,000            9,318,750
   Vitesse Semiconductor Corp.* ..............      300,000           20,418,750
                                                                  --------------
                                                                     708,855,877
                                                                  --------------
Fiber Optics (4.06%)
   Avanex Corp.* .............................       33,300            4,058,437
   CIENA Corp.* ..............................      430,000           53,158,750
   Corning, Inc. .............................      150,000           29,625,000
   Finisar Corp.* ............................      600,000           22,387,500
   Sycamore Networks, Inc.* ..................       46,995            3,689,108
                                                                  --------------
                                                                     112,918,795
                                                                  --------------
Media - Cable TV (0.38%)
   Charter Communications, Inc.
     (Class A)* ..............................      600,000            8,812,500
   Classic Communications, Inc.
     (Class A)* ..............................      150,000            1,818,750
                                                                  --------------
                                                                      10,631,250
                                                                  --------------
Media - Radio/TV (0.29%)
   Infinity Broadcasting Corp. (Class A)* ....      200,000            6,787,500
   Westwind Media.com, Inc.* (r)  ............      500,000            1,250,000
                                                                  --------------
                                                                       8,037,500
                                                                  --------------
Medical - Home & Outpatient (0.00%)
   Laser Medical Corp.* (r) ..................      491,800                   50
                                                                  --------------
Telecom - Equipment (9.75%)
   Advanced Fibre Communications, Inc.* ......      350,000           15,990,625
   ANTEC Corp.* ..............................      450,000           24,187,500
   Cisco Systems, Inc.* ......................      900,000           62,395,290
   Equant N.V.* (Netherlands) ................      250,000           19,500,000
   Global Crossing Ltd.* (Bermuda) ...........      475,000           14,962,500
   Globecomm Systems, Inc.* ..................      233,705            4,411,182

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Technology Fund

                                                                      MARKET
ISSUER, DESCRIPTION                            NUMBER OF SHARES       VALUE
-------------------                            ----------------       -----

Telecom - Equipment (continued)
   Illinois Superconductor Corp.* ............      493,500          $2,097,375
   Metromedia Fiber Network, Inc.
     (Class A)* ..............................      800,000          24,700,000
   Microwave Power Devices, Inc.* ............       47,500             308,750
   Newpoint Technologies, Inc. (r) ...........      160,000             480,000
   Nokia Corp. (ADR) (Finland) ...............      900,000          51,187,500
   QUALCOMM, Inc.* ...........................      225,000          24,398,437
   Tut Systems, Inc.* ........................      550,000          26,400,000
                                                                 --------------
                                                                    271,019,159
                                                                 --------------
Telecom - Services (4.56%)
   China Telecom Ltd. (ADR)* (Hong Kong) .....       50,000           7,334,375
   Global Light Telecommunications, Inc.*
     (Canada) ................................      500,000           6,750,000
   IMPSAT Fiber Networks, Inc.* ..............       10,500             166,031
   MCI WorldCom, Inc.* .......................      275,000          12,495,312
   Net2Phone, Inc.* ..........................      300,000          13,237,500
   Nortel Networks Corp. (Canada) ............      230,000          26,047,500
   Primus Telecommunications Group,
     Inc.* ...................................      675,000          22,148,437
   Qwest Communications International,
     Inc.* ...................................      450,000          19,518,750
   SAVVIS Communications Corp.* ..............      200,000           2,825,000
   Telocity, Inc.* ...........................      507,050           4,151,472
   WinStar Communications, Inc.*  ............      300,000          11,962,500
                                                                 --------------
                                                                    126,636,877
                                                                 --------------
                           TOTAL COMMON STOCKS
                         (Cost $1,716,951,606)      (93.15%)      2,589,096,180
                                                   --------      --------------
PREFERRED STOCKS
Computer - Services (0.19%)
   Gomez Advisors, Inc., Ser C, Conv* (r) ....      294,118           1,500,000
   Micro-ASI, Inc., Ser A* (r) ...............    2,000,000           2,000,000
   Screaming Media.Net, Inc., Ser B,
     Conv* (r) ...............................      155,300           1,739,360
                                                                 --------------
                                                                      5,239,360
                                                                 --------------
Computer - Software (0.30%)
   Bluestone Software, Inc.* (r)  ............      168,529           3,549,642
   BuildNet, Inc., Ser C, Conv* (r) ..........      681,817           3,000,000
   Open Port Technology, Inc., Ser E* (r) ....      527,950             850,000
   Verisity Ltd.* (Israel) (r) ...............      135,768             999,999
                                                                 --------------
                                                                      8,399,641
                                                                 --------------
Medical - Home & Outpatient (0.04%)
   Laser Medical Corp., Ser A* (r) ...........      500,000             500,000
   Laser Medical Corp., Ser B, Conv* (r) .....      500,000             666,667
                                                                 --------------
                                                                      1,166,667
                                                                 --------------
Telecom - Cellular (0.05%)
   Transcept, Inc., Ser C, Conv* (r) .........    1,000,000           1,400,000
                                                                 --------------
           TOTAL PREFERRED STOCKS
               (Cost $14,106,026) ............       (0.58%)         16,205,668
                                                   --------      --------------

                               INTEREST  CREDIT      PAR VALUE
                                 RATE    RATING**  (000s OMITTED)
                                 ----    --------  --------------
BONDS
Computer - Services (0.04%)
  Candescent Technologies
   Corp., Conv Sr Sub Deb
     05-01-03 (R)............    7.00%    CCC        $1,250           1,000,000
                                                                 --------------
Transport - Air Freight (0.01%)
  Piedmont Aviation, Inc.,
   Equip Tr Cert 1988 Ser F
     03-28-09................   10.35      B+           500             475,725
                                                                 --------------
                                   TOTAL BONDS
                             (Cost $1,490,188)       (0.05%)          1,475,725
                                                  ---------      --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (6.50%)
   Investment in a joint repurchase
     agreement transaction with
     SBC Warburg, Inc. - Dated
     04-28-00, due 05-01-00
     (Secured by U.S. Treasury
     Bonds, 5.50% thru
     9.25%, due 02-15-16 thru
     08-15-28)-- Note A .....    5.73               180,739         180,739,000
                                                                 --------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.85% ........                                              575
                                                                 --------------
                  TOTAL SHORT-TERM INVESTMENTS       (6.50%)        180,739,575
                                                  ---------      --------------
                             TOTAL INVESTMENTS     (100.28%)      2,787,517,148
                                                  ---------      --------------
             OTHER ASSETS AND LIABILITIES, NET       (0.28%)         (7,835,190)
                                                  ---------      --------------
                              TOTAL NET ASSETS     (100.00%)     $2,779,681,958
                                                  =========      ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Technology Fund

NOTES TO SCHEDULE OF INVESTMENTS

*     Non-income producing security.

** Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

(r) Direct placement securities are restricted as to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities. Additional information on these securities is as follows:

                                                                        MARKET           MARKET
                                                                      VALUE AS A         VALUE
                                                                      PERCENTAGE         AS OF
                              ACQUISITION          ACQUISITION         OF FUND'S       APRIL 30,
ISSUER, DESCRIPTION               DATE              COST NET            ASSETS           2000
-------------------           -----------          -----------        ----------      -----------
Bluestone Software, Inc. -
    Preferred Stock ........... 09-24-99            $1,449,999           0.12%         $3,549,642
BuildNet, Inc. -
    Preferred Stock ........... 10-25-99             3,000,000           0.11           3,000,000
Commercialware, Inc. -
    Common Stock .............. 08-06-99             1,000,000           0.04           1,000,000
First Internet Bank
    of Indiana -
    Common Stock .............. 02-07-00             1,000,008           0.04           1,000,008
Gomez Advisors, Inc. -
    Preferred Stock ........... 11-01-99             1,500,000           0.06           1,500,000
Laser Medical Corp. -
    Common Stock .............. 01-12-98                    50           0.00                  50
    Preferred Stock ........... 01-12-98               500,000           0.02             500,000
    Preferred Stock Conv ...... 04-05-00               666,667           0.02             666,667
LetsBuyIt.com N.V. -
    Common Stock .............. 12-03-99             2,000,000           0.06           1,806,961
Micro-ASI, Inc. -
    Preferred Stock ........... 04-11-00             2,000,000           0.07           2,000,000
Newpoint Technologies, Inc. -
    Common Stock .............. 03-24-98               480,000           0.02             480,000
Open Port Technology, Inc.
    Preferred Stock ........... 01-25-00               850,000           0.03             850,000
Screaming Media.Net, Inc. -
    Preferred Stock ........... 10-05-99             1,739,360           0.06           1,739,360
Transcept, Inc. -
    Preferred Stock ........... 12-09-99             1,400,000           0.05           1,400,000
Verisity Ltd. -
    Preferred Stock ........... 03-01-99               999,999           0.04             999,999
Westwind Media.com, Inc. -
    Common Stock .............. 12-14-98               500,000           0.04           1,250,000
                                                                         ----         -----------
                                                                         0.78%        $21,742,687
                                                                         ====         ===========

(R) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $1,000,000 or 0.04% of net assets as of April 30, 2000.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Portfolio Concentration (Unaudited)

--------------------------------------------------------------------------------
The Technology Fund invests primarily in equity securities of technology companies in the United States and abroad. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentage of the Fund's investments at April 30, 2000 assigned to the various countries.

                                                 MARKET VALUE
                                               AS A PERCENTAGE OF
COUNTRY DIVERSIFICATION                        FUND'S NET ASSETS
-----------------------                        ------------------
Argentina...................................         0.10%
Bermuda.....................................         0.54
Canada......................................         2.13
Finland.....................................         1.84
Hong Kong...................................         1.01
Ireland.....................................         0.69
Israel......................................         0.16
Netherlands.................................         1.75
Taiwan......................................         0.75
United Kingdom..............................         0.04
United States
  Long Term.................................        84.77
  Short Term................................         6.50
                                                  -------
                           TOTAL INVESTMENTS       100.28%
                                                  =======

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                      John Hancock Funds - Technology Fund

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Series Trust (the "Trust") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of five series: John Hancock Technology Fund (the "Fund"), John Hancock Small Cap Growth Fund, John Hancock Millennium Growth Fund, John Hancock 500 Index Fund, and John Hancock Real Estate Fund. Prior to March 1, 2000, the Fund was known as John Hancock Global Technology Fund. The other four series of the Trust are reported in separate financial statements. The investment objective of the Fund is to achieve long-term capital growth by investing principally in equity securities of companies that rely extensively on technology in their product development or operations. Income is a secondary objective.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan. Beginning May 1, 2000, all retail purchases of Class C shares will be assessed a 1.00% up-front sales charge.

   Significant policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated

==========================NOTES TO FINANCIAL STATEMENTS=========================

                      John Hancock Funds - Technology Fund

daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the period ended April 30, 2000.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At April 30, 2000, the Fund loaned securities having a market value of $152,074,878 collateralized by securities in the amount of $155,116,376.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

   The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases,

==========================NOTES TO FINANCIAL STATEMENTS=========================

                      John Hancock Funds - Technology Fund

the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

   Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's year-end Statement of Assets and Liabilities.

   Written option transactions for the period ended April 30, 2000 were as follows:

                                           CONTRACTS         AMOUNTS
                                          -----------      -----------
Outstanding, beginning of period                 --        $        --
   Options written                            2,300          1,895,091
   Options exercised                         (2,050)        (1,520,853)
   Options expired                             (250)          (374,238)
                                             ------        -----------
Outstanding, end of period                       --        $        --
                                             ======        ===========

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Adviser is responsible for managing the Fund's investment business affairs and overseeing the investment activities of the sub-adviser. The Adviser has a sub-investment management contract with American Fund Advisors, Inc. (the "Sub-Adviser"), under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, provides the Fund with investment services and advice with respect to investment transactions. Under the present investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of (a) 0.85% of the first $100,000,000 of the Fund's average daily net asset value; (b) 0.75% of the Fund's average daily net asset value of the Fund for the next $700,000,000 of average daily net assets; and (c) 0.70% of the average daily net asset value of the Fund in excess of $800,000,000. The Adviser pays the Sub-Adviser a monthly management fee equivalent, on an annual basis, to the sum of (a) 0.35% of the first $100,000,000 of the Fund's average daily net asset value; (b)40% of the investment advisory fee received by the Adviser for the next $700,000,000 of average daily net assets; and (c) 0.10% of the average daily net asset value of the Fund in excess of $800,000,000. The Fund pays a monthly administrative fee at the rate of $100,000 per annum to the Adviser for performance of administrative services to the Fund.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended April 30, 2000, net sales charges received with regard to sales of Class A shares amounted to $1,736,738. Out of this amount, $560,187 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $802,766 was paid as sales commissions to unrelated broker-dealers and $373,785 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 2000 contingent deferred sales charges paid to JH Funds amounted to $974,810.

   Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds

==========================NOTES TO FINANCIAL STATEMENTS=========================

                      John Hancock Funds - Technology Fund

and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended April 30, 2000, contingent deferred sales charges paid to JH Funds amounted to $40,105.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays the transfer agent fee based on the number of shareholder accounts and certain out-of-pocket expenses.

   Mr. Stephen L. Brown, Ms. Maureen R. Ford and Mr. Richard S. Scipione are Trustees and/or officers of the Adviser, and Mr. Barry J. Gordon is a director and officer of the Sub-Adviser. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 2000, aggregated $1,335,335,258 and $357,126,923, respectively.
There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 2000.

   The cost of investments owned at April 30, 2000 (excluding the corporate savings account) for federal income tax purposes was $1,913,536,370. Gross unrealized appreciation and depreciation of investments aggregated $1,155,614,447 and $281,634,244, respectively, resulting in net unrealized appreciation of $873,980,203.

======================================NOTES=====================================

                      John Hancock Funds - Technology Fund

======================================NOTES=====================================

                      John Hancock Funds - Technology Fund

================================================================================

                                                                ---------------
[LOGO] JOHN HANCOCK FUNDS                                          Bulk Rate
       A Global Investment Management Firm                       U.S. Postage
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                         PAID
1-800-225-5291 1-800-554-6713 (TDD)                              Randolph, MA
INTERNET: www.jhfunds.com                                        Permit No. 75
                                                                ---------------

--------------------------------------------------------------------------------
   This report is for the information of shareholders of the John Hancock Technology Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[RECYCLE LOGO] Printed on Recycled Paper                              830SA 4/00
                                                                            6/00

The latest report from your
Fund's management team

SEMIANNUAL REPORT

Real Estate
Fund

APRIL 30, 2000



TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion*
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
Osbert M. Hood
Executive Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

Over the last six months, New Economy technology stocks dominated the business-news headlines and the stock market's performance. Red-hot tech stocks pushed the NASDAQ Composite Index to the stratosphere, as investors single-mindedly pursued anything technology related. But after setting a new high on March 10 amid significantly heightened volatility, the tables started to turn rapidly. Concerns about Microsoft's antitrust ruling and out-of-sight valuation levels finally triggered waves of selling that sent the index down nearly 25% from its high by the end of April.

In this same period, fixed-income securities of all types, including bonds and preferred stocks, struggled as interest rates rose on fears that the roaring U.S. economy and the rebound of many others around the world would spark an inflation outbreak.

While the battle between old and new rages on, several things are clear:
More than ever, diversification and a long-term investment perspective are two of an investor's best allies. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of stock- and bond-market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing longer-term results and weathering the market's changing conditions.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER



BY JAMES K. SCHMIDT, CFA, JAY MCKELVEY, THOMAS FINUCANE AND THOMAS GOGGINS, PORTFOLIO MANAGERS

[A 3" x 2" photo at bottom right side of page of John Hancock Real Estate Fund. Caption below reads "Fund management team members. Standing (l-r): Jay McKelvey, Tom Goggins and Tom Finucane. Seated (l-r): Lisa Welch, Jim Schmidt and Patricia Ouimet."]

John Hancock
Real Estate Fund

REITs gain ground as investors seek shelter from volatility

Real estate stocks came back into favor and produced solid returns over the last six months. For much of 1999, technology stocks and their impressive returns overshadowed many other fundamentally sound companies, including real estate investment trusts (REITs), which are the Fund's prime focus. But with tech stocks sporting sky-high valuations by the new year, the atmosphere grew more charged, and the tables finally turned in March and April as tech stocks plunged. The bumpy ride caused many institutional and individual investors to seek safer havens and diversify their portfolios with investments such as real estate. Legendary value investor Warren Buffett also boosted real estate's image by continuing to take significant positions in a number of REITs. Even rising interest rates did not curb investor interest.

Consolidations help

John Hancock Real Estate Fund's Class A shares returned 13.32% at net asset value for the six months ended April 30, 2000. In comparison, the average real estate fund returned 9.69% at net asset value for the same period, according to Lipper, Inc.1 The Fund's Class B and Class C shares, which were launched on March 1, 2000, returned 11.50% and 11.50%, respectively, from inception through April 30, 2000. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

"Even rising
 interest rates
 did not curb
 investor
 interest."

[Table at top left hand column entitled "Top Five Holdings." The first listing is Equity Office Properties Trust 5.8%, the second is Equity Residential Properties Trust 4.2%, the third Simon Property Group 3.3%, the fourth Apartment Investment & Management 2.7% and the fifth ProLogis Trust 2.6%. A note below the table reads "As a percentage of net assets on April 30, 2000."]

"Office REITs
 were our
 best
 performers
 in the
 period..."

One reason for our outperformance was ongoing industry consolidation. This worked to our advantage since we held stakes in a number of the companies that were merged or bought out at attractive prices. These included Walden Residential Properties, Cadillac Fairview and the soon-to-be-completed acquisition of Cornerstone Properties, Inc.

Strategy review

The Fund seeks long-term growth of capital with income as a secondary goal by investing in securities of real estate and real-estate-related companies. The Fund's primary focus is REITs, which are companies that own, operate and develop real estate and are specifically structured to pass the income from property operations through to shareholders. We target companies whose prices are undervalued compared to their growth prospects, that can benefit from merger activity and that are located in areas of the country with strong supply/demand characteristics.

[Table at bottom of left hand column entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers." The first listing is Equity Office Properties followed by an up arrow with the phrase "Low vacancy rates, strong demand push up office rents." The second listing is Avalonbay Communities followed by an up arrow with the phrase "Strong East and West Coast apartment markets." The third listing is Crescent Real Estate followed by a down arrow with the phrase "Concern over health-care and cold storage units." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Office REITs strong; retail rebounds

Office REITs were our best performers in the period, and our overweighting in this category boosted our return. A significant factor was strong demand for office space in such technology hot spots as Washington, D.C., Boston and San Francisco, which drove rents ever upward, to the benefit of Equity Office Properties and Spieker Properties, whose focus is West-Coast office markets. In addition, urban development has not overwhelmed demand, as was the problem during the economic boom of the 1980s. Lastly, fears that telecommuting would diffuse offices and reduce the demand for space began to subside. Even with the good office environment, we are keeping an eye on our office REITs to make sure they do not have too many potentially shaky Internet companies in their space.

As the vulnerability of dot-com companies became more evident during this period, our retail REITs rebounded because investors became less concerned that e-tailers would cut into the sales and profits at traditional storefront companies. Fourth-quarter earnings for retailers were even better than expected, which was also a plus.

Apartments, hotels, non-REITs

Apartment REITs also continued to do well. In a climate of rising interest rates, many people who want to buy homes bide their time in apartments, awaiting lower rates for financing home mortgages. Two of the Fund's best performers in this group were Apartment Investment & Management Co. and Equity Residential Properties Trust. As the largest of the residential REITs, they benefited most in a market that seemed to prefer the more liquid, larger companies over the smaller ones.

[Bar chart at top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended April 30, 2000." The chart is scaled in increments of 5% with 0% at the bottom and 15% at the top. The first bar represents the 13.32% total return for John Hancock Real Estate Fund Class A. The second bar represents the 11.50%* total return for John Hancock Real Estate Fund Class B. The third bar represents the 11.50%* total return for John Hancock Real Estate Fund Class C. The fourth bar represents the 9.69% total return for Average real estate fund. A note below the chart reads "Total returns for John Hancock Real Estate Fund are at net asset value with all distributions reinvested. The average real estate fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information. * From inception March 1, 2000 through April 30, 2000."]

Hotel REITs rebounded nicely from earlier struggles over rising interest rates and fears of overbuilding. This was especially true for upscale hotels in urban areas, the Fund's primary targets. Such hotels often do not suffer the same oversupply problems as mid-scale hotels, mostly because development in cities is more restricted. Starwood Hotels & Resorts Worldwide was a strong contender in this arena.

A significant boost to performance came from our non-REIT companies involved in real estate financing, including lenders Fannie Mae and Associates First Capital Corp. The Fund usually retains a 5% to 10% stake in non-REIT stocks, and our overweighting relative to our peers this period gave us a performance edge. These companies provide us with an added measure of diversity, higher growth rates and exposure to the thriving single-family residential market.

Minor disappointments

Given its strong performance, the Fund experienced only minor letdowns. Small, specialty REITs, such as Entertainment Properties Trust and Prison Realty Trust, had lackluster results compared to the larger-cap names that we held.

New development bodes well for REITs

We are optimistic about the Fund's outlook, especially considering the promising legislation that was enacted last December. The REIT Modernization Act allows REITs to have taxable subsidiaries that can perform services beyond leasing activity. This gives REITs access to additional sources of revenue. For example, some REITs have begun to form arrangements with advertising companies to run ads inside office-building elevators. Others are forming alliances with communications companies to provide advanced telecommunications and wiring needs to tenants. The REITs then share in the revenue generated from these tenant services. This REIT Modernization Act is a major development in the REIT world, and we're excited about its potential for ongoing revenue growth. Beyond this legislation, company fundamentals also remain sound. Vacancy rates are low, and supply/demand ratios are in balance. Also, even though REIT stock prices have rebounded, they still remain attractive. In the months ahead, we will continue to focus on management quality, one of the best gauges, in our view, of a REIT's true potential in any kind of market.

"This REIT
 Modernization
 Act is a
 major
 development
 in the REIT
 world..."

-------------------------------------------------------------------------

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Real Estate Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for risks associated with industry segment investing before you invest or send money.

CLASS A
For the period ended March 31, 2000
                                                             SINCE
                                                    ONE    INCEPTION
                                                   YEAR    (9/30/98)
                                             ----------   ----------
Cumulative Total Returns                          3.34%        0.94%
Average Annual Total Returns(1)                   3.34%        0.63%

CLASS B
For the period ended March 31, 2000
                                                             SINCE
                                                           INCEPTION
                                                           (3/1/00)
                                                          ----------
Cumulative Total Return                                        0.36%
Average Annual Total Return(1, 2)                              0.36%

CLASS C
For the period ended March 31, 2000
                                                             SINCE
                                                           INCEPTION
                                                           (3/1/00)
                                                          ----------
Cumulative Total Return                                        3.31%
Average Annual Total Return(1, 2)                              3.31%

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 1.35% (not including 12b-1 fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annualized returns for the one-year and since inception period for Class A shares would have been (6.40%) and (8.89%), respectively. Without the limitations of expenses the cumulative return since inception for Class B shares would have been (0.42%). Without the limitations of expenses the cumulative return since inception for Class C shares would have been 2.53%.

(2) Not annualized.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Real Estate Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index and the Morgan Stanley Real Estate Investment Trust (REIT) Index. The Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. The Morgan Stanley Real Estate Investment Trust Index is an unmanaged index consisting of the most actively traded real estate investment trusts. It is designed to be a measure of real estate equity performance. It is not possible to invest in an index. Past performance is not indicative of future results.

Line chart with the heading John Hancock Real Estate Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the Standard & Poor's 500 Index and is equal to $14,563 as of April 30, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Real Estate Fund on September 30, 1998, before sales charge, and is equal to $11,255 as of April 30, 2000. The third line represents the same hypothetical investment made in the John Hancock Real Estate Fund, after sales charge, and is equal to $10,689 as of April 30, 2000. The fourth line represents the Morgan Stanley REIT Index and is equal to $10,235 as of April 30, 2000.

Line chart with the heading John Hancock Real Estate Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Real Estate Fund on March 1, 2000, before sales charge, and is equal to $11,150 as of April 30, 2000. The second line represents the Morgan Stanley REIT Index and is equal to $11,063 as of April 30, 2000. The third line represents the same hypothetical investment made in the John Hancock Real Estate Fund, after sales charge, and is equal to $10,650 as of April 30, 2000. The fourth line represents the Standard & Poor's 500 Index and is equal to $10,648 as of April 30, 2000.

Line chart with the heading John Hancock Real Estate Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Real Estate Fund on March 1, 2000, before sales charge, and is equal to $11,150 as of April 30, 2000. The second line represents the Morgan Stanley REIT Index and is equal to $11,063 as of April 30, 2000. The third line represents the same hypothetical investment made in the John Hancock Real Estate Fund, after sales charge, and is equal to $10,939 as of April 30, 2000. The fourth line represents the Standard & Poor's 500 Index and is equal to $10,648 as of April 30, 2000.



FINANCIAL STATEMENTS

John Hancock Funds -- Real Estate Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 2000 (Unaudited)
--------------------------------------------------------------
Assets:
Investments at value -- Note C:
Common stocks (cost -- $2,425,540)                  $2,467,229
Corporate savings account                              434,250
                                             -----------------
                                                     2,901,479
Receivable for investments sold                         86,288
Receivable for shares sold                              35,446
Receivable from John Hancock Advisors,
Inc. and affiliates -- Note B                          166,072
Dividends receivable                                     3,113
                                             -----------------
Total Assets                                         3,192,398
                                             -----------------
Liabilities:
Payable for shares repurchased                             341
Payable for investments purchased                      413,987
Accounts payable and accrued expenses                  192,757
                                             -----------------
Total Liabilities                                      607,085
                                             -----------------
Net Assets:
Capital paid-in                                      2,566,417
Accumulated net realized loss on
investments                                            (29,850)
Net unrealized appreciation of
investments                                             41,689
Undistributed net investment income                      7,057
                                             -----------------
Net Assets                                          $2,585,313
                                             =================
Net Asset Value Per Share:
(Based on net asset value and shares
of beneficial interest outstanding --
unlimited number of shares authorized
with no par value)
Class A -- $1,870,108/190,674                            $9.81
==============================================================
Class B* -- $648,920/66,189                              $9.80
==============================================================
Class C* -- $66,285/6,761 -- Note A                      $9.80
==============================================================
Maximum Offering Price Per Share**
($9.81/0.95)                                            $10.33
==============================================================
 * Class B and Class C shares commenced operations on March 1, 2000.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.




The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 2000 (Unaudited)
--------------------------------------------------------------
Investment Income:
Dividends                                              $35,521
Interest                                                 1,267
                                             -----------------
                                                        36,788
                                             -----------------
Expenses:
Investment management fee -- Note B                      4,114
Distribution and service fee -- Note B
Class A                                                  1,478
Class B                                                    190
Class C                                                     26
Registration and filing fees                            35,036
Custodian fee                                           32,820
Auditing fee                                             9,945
Legal fees                                               2,486
Printing                                                   873
Transfer agent fee -- Note B                               597
Miscellaneous                                              134
Accounting and legal service fee --
Note B                                                      97
Trustees' fees                                              37
                                             -----------------
Total Expenses                                          87,833
                                             -----------------
Less Expense Reductions -- Note B                      (79,196)
                                             -----------------
Net Expenses                                             8,637
                                             -----------------
Net Investment Income                                   28,151
                                             -----------------
Realized and Unrealized Gain on Investments:
Net realized gain on investments sold                       78
Change in net unrealized
appreciation/depreciation of
investments                                            125,001
                                             -----------------
Net Realized and Unrealized Gain on
Investments                                            125,079
                                             -----------------
Net Increase in Net Assets Resulting
from Operations                                       $153,230
                                             =================

See notes to financial statements.





Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------------------
                                                              FOR THE PERIOD FROM
                                                               SEPTEMBER 30, 1998
                                                                 (COMMENCEMENT OF                               SIX MONTHS ENDED
                                                                   OPERATIONS) TO            PERIOD ENDED         APRIL 30, 2000
                                                                DECEMBER 31, 1998        OCTOBER 31, 1999(1)         (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                     $14,369                 $37,831                $28,151
Net realized gain (loss) on
investments sold                                                           (6,163)                 31,251                     78
Change in net unrealized
appreciation/depreciation of
investments                                                                (3,823)                (79,489)               125,001
                                                                     ------------            ------------           ------------
Net Increase (Decrease) in Net
Assets Resulting from Operations                                            4,383                 (10,407)               153,230
                                                                     ------------            ------------           ------------
Distributions to Shareholders:
Distributions from net investment income
Class A -- ($0.1173, $0.3441 and $0.2580, per share, respectively)        (11,880)                (34,900)               (26,471)
Class B** -- (none, none and $0.0734 per share, respectively)                  --                      --                   (308)
Class C** -- (none, none and $0.0734 per share, respectively)                  --                      --                    (40)
Distributions from net realized gain on investments sold
Class A -- (none, none and $0.2464 per share, respectively)                    --                      --                (24,935)
Distributions in excess of net realized gain on investments sold
Class A -- (none, none and $0.2949 per share, respectively)                    --                      --                (29,850)
                                                                     ------------            ------------           ------------
Total Distributions to Shareholders                                       (11,880)                (34,900)               (81,604)
                                                                     ------------            ------------           ------------
From Fund Share Transactions -- Net: *                                  1,013,211                    (221)             1,553,501
                                                                     ------------            ------------           ------------
Net Assets:
Beginning of period                                                            --               1,005,714                960,186
                                                                     ------------            ------------           ------------
End of period (including
undistributed net investment
income of $2,489, $5,725 and
$7,057, respectively)                                                  $1,005,714                $960,186             $2,585,313
                                                                     ============            ============           ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last three periods, along with the corresponding dollar value.

See notes to financial statements.



Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------------------------------------------------------
* Analysis of Fund Share Transactions:

                                   FOR THE PERIOD FROM
                                    SEPTEMBER 30, 1998
                                      (COMMENCEMENT OF                                                     SIX MONTHS ENDED
                                        OPERATIONS) TO                      PERIOD ENDED                    APRIL 30, 2000
                                     DECEMBER 31, 1998                   OCTOBER 31, 1999(1)                  (UNAUDITED)
                           -----------------------------------    ---------------------------------   ---------------------------
                              SHARES                 AMOUNT           SHARES              AMOUNT         SHARES         AMOUNT
                           ------------           ------------    ------------         ------------   ------------   ------------
CLASS A
Shares sold                     102,524             $1,025,004             484               $4,726         91,129       $869,017
Shares reinvested                    --                     --              50                  494            145          1,458
                           ------------           ------------    ------------         ------------   ------------   ------------
                                102,524              1,025,004             534                5,220         91,274        870,475
Less shares repurchased          (1,199)               (11,793)           (522)              (5,441)        (1,937)       (18,280)
                           ------------           ------------    ------------         ------------   ------------   ------------
Net increase (decrease)         101,325             $1,013,211              12                ($221)        89,337       $852,195
                           ============           ============    ============         ============   ============   ============
CLASS B**
Shares sold                          --                     --              --                   --         67,304       $646,988
Shares reinvested                    --                     --              --                   --             10            102
                           ------------           ------------    ------------         ------------   ------------   ------------
                                     --                     --              --                   --         67,314        647,090
Less shares repurchased              --                     --              --                   --         (1,125)       (10,736)
                           ------------           ------------    ------------         ------------   ------------   ------------
Net increase                         --                     --              --                   --         66,189       $636,354
                           ============           ============    ============         ============   ============   ============
CLASS C**
Shares sold                          --                     --              --                   --          7,353        $70,417
Shares reinvested                    --                     --              --                   --              4             44
                           ------------           ------------    ------------         ------------   ------------   ------------
                                     --                     --              --                   --          7,357         70,461
Less shares repurchased              --                     --              --                   --           (596)        (5,509)
                           ------------           ------------    ------------         ------------   ------------   ------------
Net increase                         --                     --              --                   --          6,761        $64,952
                           ============           ============    ============         ============   ============   ============

**Class B and Class C commenced operations on March 1, 2000.

(1) Effective October 31, 1999, the fiscal period end changed from December 31 to October 31.

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------------------
                                         FOR THE PERIOD FROM
                                          SEPTEMBER 30, 1998                                    SIX MONTHS ENDED
                                     (COMMENCEMENT OF OPERATIONS)         PERIOD ENDED           APRIL 30, 2000
                                         TO DECEMBER 31, 1998         OCTOBER 31, 1999(7)          (UNAUDITED)
                                         --------------------         -------------------       ------------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                              $10.00                       $9.93                    $9.48
                                                -------------               -------------            -------------
Net Investment Income(1)                                 0.14                        0.37                     0.24

Net Realized and Unrealized
Gain (Loss) on Investments                              (0.09)                      (0.48)                    0.89
                                                -------------               -------------            -------------
Total From Investment Operations                         0.05                       (0.11)                    1.13
                                                -------------               -------------            -------------
Less Distributions:
Dividends from Net
Investment Income                                       (0.12)                      (0.34)                   (0.26)
Distributions from Net
Realized Gain on
Investments Sold                                           --                          --                    (0.25)
Distributions in Excess of
Net Realized Gain on
Investments Sold                                           --                          --                    (0.29)
                                                -------------               -------------            -------------
Total Distributions                                     (0.12)                      (0.34)                   (0.80)
                                                -------------               -------------            -------------
Net Asset Value, End of
Period                                                  $9.93                       $9.48                    $9.81
                                                =============               =============            =============
Total Investment Return at
Net Asset Value (2)                                     0.47%(5)                   (1.11%)(5)               13.32%(5)
Total Adjusted Investment
Return at Net Asset Value (2,3)                        (1.60%)(5)                  (9.49%)(5)                5.66%(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                                         $1,006                    $960,186                   $1,870
Ratio of Expenses to Average
Net Assets                                              1.65%(6)                    1.65%(6)                 1.65%(6)
Ratio of Adjusted Expenses
to Average Net Assets (4)                               9.85%(6)                   11.71%(6)                17.05%(6)
Ratio of Net Investment
Income to Average Net
Assets                                                  5.72%(6)                    4.49%(6)                 5.57%(6)
Ratio of Adjusted Net
Investment Loss to Average
Net Assets (4)                                         (2.48%)(6)                  (5.57%)(6)               (9.83%)(6)
Portfolio Turnover Rate                                  109%                        345%                     410%
Fee Reduction Per Share (1)                             $0.20                       $0.83                    $1.17

The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: net investment income, gains
(losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.



Financial Highlights (continued)
--------------------------------------------------------------
                                                   FOR THE
                                                 PERIOD FROM
                                                MARCH 1, 2000
                                               (COMMENCEMENT OF
                                                OPERATIONS) TO
                                                APRIL 30, 2000
                                                 (UNAUDITED)
                                                -------------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                               $8.86
                                                -------------
Net Investment Income(1)                                 0.03
Net Realized and Unrealized
Gain on Investments                                      0.98
                                                -------------
Total From Investment Operations                         1.01
                                                -------------
Less Distributions:
Dividends from Net
Investment Income                                       (0.07)
                                                -------------
Net Asset Value, End of
Period                                                  $9.80
                                                =============
Total Investment Return at
Net Asset Value (2)                                    11.50%(5)
Total Adjusted Investment
Return at Net Asset Value (2,3)                         3.84%(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                                           $649
Ratio of Expenses to Average
Net Assets                                              2.35%(6)
Ratio of Adjusted Expenses
to Average Net Assets (4)                              17.75%(6)
Ratio of Net Investment
Income to Average Net
Assets                                                  3.37%(6)
Ratio of Adjusted Net
Investment Loss to Average
Net Assets (4)                                        (12.03%)(6)
Portfolio Turnover Rate                                  410%
Fee Reduction Per Share (1)                             $1.17

See notes to financial statements.



Financial Highlights (continued)
--------------------------------------------------------------
                                                   FOR THE
                                                 PERIOD FROM
                                                MARCH 1, 2000
                                               (COMMENCEMENT OF
                                                OPERATIONS) TO
                                                APRIL 30, 2000
                                                 (UNAUDITED)
                                                -------------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                               $8.86
                                                -------------
Net Investment Income(1)                                 0.03

Net Realized and Unrealized
Gain on Investments                                      0.98
                                                -------------
Total From Investment Operations                         1.01
                                                -------------
Less Distributions:

Dividends from Net
Investment Income                                       (0.07)
                                                -------------
Net Asset Value, End of
Period                                                  $9.80
                                                =============
Total Investment Return at
Net Asset Value (2)                                    11.50%(5)
Total Adjusted Investment
Return at Net Asset Value (2,3)                         3.84%(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                                            $66
Ratio of Expenses to Average
Net Assets                                              2.35%(6)
Ratio of Adjusted Expenses
to Average Net Assets (4)                              17.75%(6)
Ratio of Net Investment
Income to Average Net
Assets                                                  2.19%(6)
Ratio of Adjusted Net
Investment Loss to Average
Net Assets (4)                                        (13.21%)(6)
Portfolio Turnover Rate                                  410%
Fee Reduction Per Share (1)                             $1.17

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(4) Unreimbursed, without fee reduction.
(5) Not annualized.
(6) Annualized.
(7) Effective October 31, 1999, the fiscal year end changed from December 31 to October 31.

See notes to financial statements.





Schedule of Investments
April 30, 2000 (Unaudited)
----------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Real Estate Fund on April 30, 2000. It's divided into two main categories: common stocks and short-term investments. The stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                          MARKET
ISSUER, DESCRIPTION                              NUMBER OF SHARES         VALUE
------------------------------------------       ----------------     ------------
COMMON STOCKS
Business Services -- Misc. (0.60%)
Cendant Corp. *                                             1,000          $15,438
                                                                      ------------
Finance (3.14%)
Allied Capital Corp.                                          600           11,213
Associates First Capital Corp. (Class A)                      500           11,094
Capital One Financial Corp.                                   400           17,500
CIT Group, Inc. (The) (Class A)                               400            6,775
iStar Financial, Inc.                                         470            8,254
Providian Financial Corp.                                     300           26,419
                                                                      ------------
                                                                            81,255
                                                                      ------------
Finance -- Savings & Loan (1.45%)
Charter One Financial, Inc.                                   800           16,250
Dime Bancorp., Inc.                                           500            9,375
Richmond County Financial Corp.                               700           11,988
                                                                      ------------
                                                                            37,613
                                                                      ------------
Mortgage Banking (2.41%)
Fannie Mae                                                    500           30,156
Freddie Mac                                                   700           32,156
                                                                      ------------
                                                                            62,312
                                                                      ------------
Real Estate -- Operations (0.50%)
CB Richard Ellis Services, Inc.*                              690            6,814
Trammell Crow Co.*                                            470            6,110
                                                                      ------------
                                                                            12,924
                                                                      ------------
REIT Equity -- Apartments (15.38%)
Apartment Investment & Management Co.  (Class A)            1,780           70,755
Archstone Communities Trust                                 2,840           61,415
Avalonbay Communities, Inc.                                   670           26,214
BRE Properties, Inc. (Class A)                                430           12,013
Equity Residential Properties Trust                         2,390          108,745
Essex Property Trust, Inc.                                    730           28,196
Home Properties of New York, Inc.                             990           27,720
Post Properties, Inc.                                         690           28,980
Smith (Charles E.) Residential Realty, Inc.                   890           33,542
                                                                      ------------
                                                                           397,580
                                                                      ------------
REIT Equity -- Diversified (5.30%)
American Industrial Properties                                890           11,125
Capital Automotive                                            350            4,878
Catellus Development Corp.*                                   690            8,970
Colonial Properties Trust                                     690           17,207
Entertainment Properties Trust                              1,680           22,890
Franchise Finance Corp. of America                            890           21,137
Glenborough Realty Trust, Inc.                                990           14,603
Insignia Financial Group, Inc.*                             1,670           17,431
National Golf Properties, Inc.                                600           11,475
Prison Realty Trust, Inc.                                   2,370            7,258
                                                                      ------------
                                                                           136,974
                                                                      ------------
REIT Equity -- Hotels/Restaurants (3.87%)
Host Marriott Corp.                                         2,970           31,742
LaSalle Hotel Properties                                      350            5,294
Marriott International, Inc. (Class A)                        230            7,360
Starwood Hotels & Resorts Worldwide,  Inc.                  1,600           45,500
Wyndham International (Class A)*                            4,890           10,086
                                                                      ------------
                                                                            99,982
                                                                      ------------
REIT Equity -- Office Property (28.73%)
Alexandria Real Estate Equities, Inc.                         430           13,760
Arden Realty, Inc.                                          1,680           37,380
Bedford Property Investors, Inc.                              430            7,579
Boston Properties Corp.                                     1,450           50,569
Brandywine Realty Trust                                     2,220           38,572
CarrAmerica Realty Corp.                                    1,080           25,650
Cornerstone Properties, Inc.                                2,120           38,690
Cornerstone Realty Income Trust, Inc.                       1,050           10,697
Corporate Office Properties Trust, Inc.                     1,270           10,954
Cousins Properties, Inc.                                      500           19,625
Crescent Real Estate Equities Co.                           1,980           33,907
Duke-Weeks Realty Corp.                                     2,330           50,532
Equity Office Properties Trust                              5,490          149,259
Great Lakes REIT, Inc.                                        690           10,436
Highwood Properties, Inc.                                   1,480           33,577
Koger Equity, Inc.                                            690           12,075
Mack-Cali Realty Corp.                                      1,450           37,337
Prentiss Properties Trust                                   1,440           34,200
Prime Group Realty Trust                                    1,270           18,812
Reckson Associates Realty Corp.                             1,780           35,711
SL Green Realty Corp.                                         200            5,138
Spieker Properties, Inc.                                    1,070           47,414
Trizec Hahn Corp. (Canada)                                  1,280           20,800
                                                                      ------------
                                                                           742,674
                                                                      ------------
REIT Equity -- Regional Mall (10.16%)
CBL & Associates Properties, Inc.                           1,080           25,312
General Growth Properties, Inc.                             1,680           55,230
Macerich Co. (The)                                            990           22,956
Mills Corp.                                                   890           16,020
Rouse Co. (The)                                             1,300           30,469
Simon Property Group, Inc.                                  3,390           86,021
Taubman Centers, Inc.                                       1,080           12,893
Urban Shopping Centers, Inc.                                  430           13,868
                                                                      ------------
                                                                           262,769
                                                                      ------------
REIT Equity -- Shopping Centers (10.67%)
Burnham Pacific Properties, Inc.                              610            4,499
Chelsea GCA Realty, Inc.                                      470           15,334
Developers Diversified Realty Corp.                         3,190           48,448
Federal Realty Investment Trust                               690           14,663
First Washington Realty Trust, Inc.                         1,080           22,477
Kimco Realty Corp.                                          1,350           53,747
New Plan Excel Realty Trust                                   830           11,931
Pan Pacific Retail Properties, Inc.                           690           13,110
Realty Income Corp.                                           950           20,722
Vornado Realty Trust                                        1,860           64,170
Weingarten Realty Investors                                   170            6,885
                                                                      ------------
                                                                           275,986
                                                                      ------------
REIT Equity -- Storage (5.78%)
PS Business Parkes, Inc. (Class A)                          1,080           24,030
Public Storage, Inc.                                        1,890           42,289
Public Storage, Inc. (Depositary Shares Series A)           2,430           49,056
Shurgard Storage Centers, Inc.                                370            9,689
Storage USA, Inc.                                             830           24,277
                                                                      ------------
                                                                           149,341
                                                                      ------------
REIT Equity -- Warehouse/Industries (7.44%)
AMB Property Corp.                                          1,480           32,652
Cabot Industrial Trust                                        890           17,132
Centerpoint Properties Corp.                                  630           22,601
First Industrial Realty Trust, Inc.                           690           20,743
Liberty Property Trust                                      1,250           30,937
ProLogis Trust                                              3,470           68,316
                                                                      ------------
                                                                           192,381
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $2,425,540)                                         (95.43%)       2,467,229
                                                                      ------------

SHORT-TERM INVESTMENTS
Corporate Savings Account
Brown Brothers Harriman Trust Co., Ltd.
Daily Interest Savings Account Current
Rate 5.44%                                                                 434,250
                                                                      ------------
TOTAL SHORT-TERM INVESTMENTS                              (16.80%)         434,250
                                                        ---------     ------------
TOTAL INVESTMENTS                                        (112.23%)       2,901,479
                                                        ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                         (12.23%)        (316,166)
                                                        ---------     ------------
TOTAL NET ASSETS                                         (100.00%)      $2,585,313
                                                        =========     ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- Real Estate Fund

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Series Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of five series portfolios: John Hancock Real Estate Fund (the "Fund"), John Hancock Small Cap Growth Fund, John Hancock Technology Fund, John Hancock Millennium Growth Fund and John Hancock 500 Index Fund. Prior to March 1, 2000, John Hancock Technology Fund was known as John Hancock Global Technology Fund. The other four series of the Trust are reported in separate financial statements. The investment objective of the Fund is to seek long-term growth of capital through investing in equity securities of real estate companies. On September 14, 1999, the Trustees voted to approve a change in the fiscal period end from December 31 to October 31. This change was effective October 31, 1999. On October 13, 1999 the shareholders voted to approve an agreement and plan of reorganization providing for the reorganization of the Fund from a series of John Hancock Investment Trust into a series of John Hancock Series Trust. This change was effective November 1, 1999.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan. Beginning May 1, 2000, all retail purchases of Class C shares will be assessed a 1% up-front sales charge.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing sources or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days or less are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation."

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.
Capital gains realized on some foreign securities are subject to foreign taxes, and are accrued as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the period ended April 30, 2000.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. There was no securities lending for the period ended April 30, 2000.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that not offset by the currency amount of the underlying transaction.

There were no open forward foreign currency contracts at April 30, 2000.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At April 30, 2000, there were no open positions in financial futures contracts.

OPTIONS Listed options are valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is subsequently marked to market to reflect the current market value of the written option.

The Fund may use options contracts to manage its exposure to the stock market. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value reflects the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit risk and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

There were no written option transactions for the period ended April 30, 2000.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of 0.80% of the Fund's average daily net asset value.

The Adviser has agreed to limit the Fund's expenses on Class A, Class B and Class C shares to 1.35% (not including the 12b-1 fees) of the Fund's daily average net assets. Accordingly, the reduction in the Adviser's fee amounted to $79,196 for the period ended April 30, 2000. The Adviser reserves the right to terminate this limitation in the future.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended April 30, 2000, JH Funds received net sales charges of $4,644 with regard to sales of Class A shares. Out of this amount, $833 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $3,783 was paid as sales commissions to unrelated broker-dealers, and $28 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 2000, there were no contingent deferred sales charges paid to JH Funds.

Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended April 30, 2000, there were no contingent deferred sales charges paid to JH Funds.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of these payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown, Ms. Maureen R. Ford and Mr. Richard S.
Scipione are directors and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term securities, during the period ended April 30, 2000, aggregated
$6,148,911 and $4,729,679, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 2000.

The cost of investments owned at April 30, 2000 (excluding the corporate savings account) for federal income tax purposes was $2,429,566. Gross unrealized appreciation and depreciation of investments aggregated $65,780 and $28,117, respectively, resulting in net unrealized appreciation of $37,663.


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A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603
1-800-225-5291 1-800-554-6713 (TDD)
Internet: www.jhfunds.com

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Real Estate Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


A recycled logo in lower left hand corner with the caption "Printed on Recycled Paper."

050SA 4/00
      6/00

The latest report from your
Fund's management team

SEMIANNUAL REPORT

500 Index
Fund

APRIL 30, 2000



TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion*
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and  Chief Executive Officer
Osbert M. Hood
Executive Vice President and Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr
60 State Street
Boston, Massachusetts 02109-1803



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

Over the last six months, New Economy technology stocks dominated the business-news headlines and the stock market's performance. Red-hot tech stocks pushed the NASDAQ Composite Index to the stratosphere, as investors single-mindedly pursued anything technology related. But after setting a new high on March 10 amid significantly heightened volatility, the tables started to turn rapidly. Concerns about Microsoft's antitrust ruling and out-of-sight valuation levels finally triggered waves of selling that sent the index down nearly 25% from its high by the end of April.

In this same period, fixed-income securities of all types, including bonds and preferred stocks, struggled as interest rates rose on fears that the roaring U.S. economy and the rebound of many others around the world would spark an inflation outbreak.

While the battle between old and new rages on, several things are clear:
More than ever, diversification and a long-term investment perspective are two of an investor's best allies. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of stock- and bond-market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing longer-term results and weathering the market's changing conditions.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER



BY ROGER HAMILTON, PORTFOLIO MANAGER

[A 3" x 2" photo at bottom right side of page of John Hancock
500 Index Fund. Caption below reads "Fund management team members: Barry Evans (l) and Roger Hamilton (r)."]

John Hancock
500 Index Fund

Fueled by tech stocks, S&P 500 Index scores gains amid increased volatility

The ongoing rise of technology stocks powered the Standard & Poor's 500 Index to a gain of 7.18% for the six months ended April 30, 2000. Technology stocks continued their nearly year-long climb in the final two months of 1999, shrugging off interest-rate worries and Y2K-related fears. The promise of the Internet coupled with a revitalized world economy provided the fuel for strong tech-stock performance. Although the next several months were punctuated by increasing volatility, tech stocks edged steadily higher through mid-March.

Meanwhile, interest-rate worries and rising oil prices afflicted most other non-tech stocks. So-called Old Economy stocks seemed to fear further interest-rate hikes, while tech stocks shrugged off those worries. As a result, the gap between the two markets -- tech and everything else -- became almost a canyon by the end of February.

Mid-March signaled a turning point for the market, with tech stocks posting sizable losses from that point through the end of April and Old Economy shares rallying at the expense of the tech sector. Fueled by the collapse of efforts to settle the government's anti-trust suit against Microsoft, investors accelerated their escape from tech stocks in favor of less volatile Old Economy stocks. Just days later, investors funneled money back into tech stocks, helping the sector to step back from the abyss. That rally helped to calm jagged nerves somewhat, although volatility remained in the final two weeks of the month. As an example of the increasingly violent daily swings, the tech-heavy NASDAQ Composite Index had its biggest-ever one-day point loss and second-biggest one-day percentage loss in the third week of April. The next day, it had its biggest point gain ever, and the following day it surpassed that record.

"Mid-March
 signaled a
 turning point
 for the
 market..."

[Table at top left hand column entitled "Top Five Stock Holdings." The first listing is General Electric 4.1%, the second is Cisco Systems 3.7%, the third Intel 3.3%, the fourth Microsoft 2.9% and the fifth Exxon Mobil 2.1%. A note below the table reads "As a percentage of net assets on April 30, 2000."]

"...tech
 stocks
 dominated
 the Index's
 best-
 performers
 list..."

Performance and strategy review

During the six-month period ended April 30, 2000, John Hancock 500 Index Fund's Class R shares had a total return of 7.05% at net asset value, compared to the 6.83% return of the average S&P 500 Index objective fund, according to Lipper, Inc.1 Historical performance information can be found on pages six and seven.

Our goal is to have the Fund's holdings closely track those of the S&P 500 Index, while minimizing the costs associated with buying and selling shares of stocks. Although there are frequent changes in the composition of the Index, we re-balance the Fund's holdings less frequently to keep our transaction costs at a minimum. That said, the volatility over the past six months required us to re-balance a bit more often than normal. Occasionally, we bought S&P Index futures, since they allow us to participate in the Index's performance without incurring the transaction costs of buying stocks.

[Table at bottom of left hand column entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers." The first listing is Analog Devices followed by an up arrow with the phrase "Better demand and pricing for chips." The second listing is Cisco Systems followed by an up arrow with the phrase "Explosion of Internet drives strong profit growth." The third listing is Conseco followed by a down arrow with the phrase "Profit drop at troubled insurer." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Within S&P 500, tech stocks dominate

After suffering through a three-year depression, semiconductor stocks were due for an upturn. But few could have predicted how fast and far those stocks would climb. Pushing their prices higher was the fact that demand began to outstrip supply, causing chip prices to rise. One of the biggest winners was chip-maker Analog Devices, which was up more than 50% during the period. In fact, companies that make chips and those that supply equipment for the manufacture and testing of chips made up the vast majority of the Index's 30 top performers. In addition to Analog, Teradyne, LSI Logic, Applied Materials, among others, were up more than 100% during the period.

The ongoing explosion in Internet usage helped make Oracle, which makes the software that has become the foundation for Web sites, e-commerce and corporate networks, the Index's best performer during the period. Cisco Systems, which makes the networking devices that have become the backbone of the Internet, followed close behind, also posting triple-digit gains during the period.

Broad group disappoints

While tech stocks dominated the Index's best-performers list, a much broader group made up its largest losers. Troubled life and health insurer Conseco posted the biggest losses, stemming from a sharp decline in first-quarter profits, senior management departures and lower ratings on its debt. Parametric Technology, which makes software that aids manufacturing processes, spooked investors with a first-quarter profit warning. CSX Corp., which owns and operates the largest railroad in the eastern half of the U.S., slumped amid earnings shortfalls and track-related accidents.

[Bar chart at top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended April 30, 2000." The chart is scaled in increments of 2% with 0% at the bottom and 10% at the top. The first bar represents the 7.05% total return for John Hancock 500 Index Fund Class R. The second bar represents the 6.83% total return for Average S&P 500 Index objective fund. A note below the chart reads "The total return for John Hancock 500 Index Fund is at net asset value with all distributions reinvested. The average S&P 500 Index objective fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information."]

Outlook

The past six months have served as a useful reminder of just how volatile the stock market can be. We don't expect volatility to let up soon -- at least until investors reach a consensus about the direction of the economy, inflation and interest rates. That said, we're encouraged by the fact that first-quarter 2000 earnings reports were solid, since stock prices typically follow earnings.

The Fund's returns, as always, will be dictated by the performance of the S&P 500 Index. It's important for shareholders to realize that the S&P Index's performance has been extremely strong over the past five years, especially when viewed from a historical basis. Index funds are not riskless investments. They aren't immune to market down drafts, and they will rise and fall in concert with their underlying index.

But no matter what the market environment, our goal will be to closely track the performance to the S&P 500 Index. We encourage you to take a long-term perspective, setting appropriate expectations when investing in stocks.

"We don't
 expect
 volatility to
 let up
 soon..."

-------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The table on the right shows the cumulative total return and the average annual total return for the John Hancock 500 Index Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

CLASS R
For the period ended March 31, 2000
                                                 SINCE
                                               INCEPTION
                                               (8/18/99)
                                              ----------
Cumulative Total Return                           13.03%
Average Annual Total Return(1, 2)                 13.03%

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.40% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the since inception period would have been 12.54%.

(2) Not annualized.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The chart on the right shows how much a $10,000 investment in the John Hancock 500 Index Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index. Past performance is not indicative of future results.

Line chart with the heading John Hancock 500 Index Fund Class R, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $11,030 as of April 30, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock 500 Index Fund on August 18, 1999, before sales charge, and is equal to $10,961 as of April 30, 2000.



FINANCIAL STATEMENTS

John Hancock Funds -- 500 Index Fund




The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 2000 (Unaudited)
---------------------------------------------------------------------
Assets:
Investments at value -- Note C:
Common stocks (cost -- $40,372,569)                       $43,883,763
Joint repurchase agreement (cost -- $1,015,000)             1,015,000
                                                    -----------------
                                                           44,898,763
Cash                                                              238
Cash segregated for futures contracts                          56,250
Dividends receivable                                           34,597
Interest receivable                                               485
                                                    -----------------
Total Assets                                               44,990,333
                                                    -----------------
Liabilities:
Payable for shares repurchased                                  1,190
Payable for futures variation margin --
Note A                                                          5,475
Payable to John Hancock Advisers, Inc.
and affiliates -- Note B                                       35,325
Accounts payable and accrued expenses                          30,441
                                                    -----------------
Total Liabilities                                              72,431
                                                    -----------------
Net Assets:
Capital paid-in                                            41,511,207
Accumulated net realized loss on
investments and financial futures
contracts                                                    (172,077)
Net unrealized appreciation of
investments and financial futures
contracts                                                   3,467,549
Accumulated net investment income                             111,223
                                                    -----------------
Net Assets                                                $44,917,902
                                                    =================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding -- unlimited number of shares
authorized with no par value)
Class R -- $44,917,902/4,115,732                               $10.91
=====================================================================





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 2000 (Unaudited)
---------------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding
taxes of $295)                                               $234,956
Interest                                                       33,823
                                                    -----------------
                                                              268,779
                                                    -----------------
Expenses:
Investment management fee -- Note B                            72,421
Distribution and service fee -- Note B
Class R                                                        51,729
Custodian fee                                                  72,241
Registration and filing fees                                   10,234
Auditing fee                                                    9,946
Miscellaneous                                                   5,453
Accounting and legal services fee --
Note B                                                          3,907
Printing                                                        2,304
Legal fees                                                      1,514
Transfer agent fee -- Note B                                      773
Trustees' fees                                                    140
                                                    -----------------
Total Expenses                                                230,662
                                                    -----------------
Less Expense Reductions -- Note B                            (147,895)
                                                    -----------------
Net Expenses                                                   82,767
                                                    -----------------
Net Investment Income                                         186,012
                                                    -----------------
Realized and Unrealized Gain (Loss) on Investments
and Financial Futures Contracts:
Net realized loss on investments sold                        (154,860)
Net realized gain on financial future
transactions                                                   20,718
Change in net unrealized
appreciation/depreciation of
investments                                                 2,739,193
Change in net unrealized
appreciation/depreciation of financial
futures contracts                                             (72,899)
                                                    -----------------
Net Realized and Unrealized Gain on
Investments and Financial Futures
Contracts                                                   2,532,152
                                                    -----------------
Net Increase in Net Assets Resulting
from Operations                                            $2,718,164
                                                    =================

See notes to financial statements.





Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------
                                                                         FOR THE
                                                                       PERIOD FROM
                                                                     AUGUST 18, 1999
                                                                     (COMMENCEMENT OF        SIX MONTHS ENDED
                                                                      OPERATIONS) TO          APRIL 30, 2000
                                                                     OCTOBER 31, 1999           (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                         $72,758                $186,012
Net realized loss on investments
sold and foreign currency
transactions                                                                  (10,141)               (134,142)
Change in net unrealized
appreciation/depreciation of
investments and foreign currency
transactions                                                                  801,255               2,666,294
                                                                    -----------------       -----------------
Net Increase in Net Assets
Resulting from Operations                                                     863,872               2,718,164
                                                                    -----------------       -----------------
Distributions to Shareholders:
Dividends from net investment income and financial futures contracts
Class R -- (none and $0.0415 per share, respectively)                              --                (147,547)
Distributions from net realized gain on investments sold and financial futures contracts
Class R -- (none and $0.0078 per share, respectively)                              --                 (27,794)
                                                                    -----------------       -----------------
Total Distributions to
Shareholders                                                                       --                (175,341)
                                                                    -----------------       -----------------
From Fund Share Transactions -- Net:*                                      35,546,627               5,964,580
                                                                    -----------------       -----------------
Net Assets:
Beginning of period                                                                --              36,410,499
                                                                    -----------------       -----------------
End of period (including
accumulated net investment income
of $72,758 and $111,223,
respectively)                                                             $36,410,499             $44,917,902
                                                                    =================       =================


* Analysis of Fund Share Transactions:

                                                FOR THE PERIOD FROM
                                                  AUGUST 18, 1999                         SIX MONTHS ENDED
                                            (COMMENCEMENT OF OPERATIONS)                   APRIL 30, 2000
                                                 TO OCTOBER 31, 1999                         (UNAUDITED)
                                          -------------------------------         -------------------------------
                                            SHARES               AMOUNT             SHARES               AMOUNT
                                          -----------         -----------         -----------         -----------
CLASS R
Shares sold                                 3,662,239         $36,603,448           1,633,935         $17,333,098
Shares issued to shareholders in
reinvestment of distributions                      --                  --               5,943              62,406
                                          -----------         -----------         -----------         -----------
                                            3,662,239          36,603,448           1,639,878          17,395,504
Less shares repurchased                      (106,785)         (1,056,821)         (1,079,600)        (11,430,924)
                                          -----------         -----------         -----------         -----------
Net increase                                3,555,454         $35,546,627             560,278          $5,964,580
                                          ===========         ===========         ===========         ===========

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed for the period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and redeemed during the period, along with the corresponding dollar value.

See notes to financial statements.




Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------
                                        FOR THE
                                    PERIOD FROM
                                AUGUST 18, 1999
                               (COMMENCEMENT OF  SIX MONTHS ENDED
                                 OPERATIONS) TO    APRIL 30, 2000
                               OCTOBER 31, 1999       (UNAUDITED)
                                  -------------     -------------
CLASS R
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.00            $10.24
                                  -------------     -------------
Net Investment Income(1)                   0.02              0.05
Net Realized and Unrealized
Gain on Investments and
Financial Futures Contracts                0.22              0.67
                                  -------------     -------------
Total from Investment
Operations                                 0.24              0.72
                                  -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                            --             (0.04)
Distributions from Net
Realized Gain on
Investments Sold and
Financial Futures Contracts                  --             (0.01)
                                  -------------     -------------
Total Distributions                          --             (0.05)
                                  -------------     -------------
Net Asset Value, End of
Period                                   $10.24            $10.91
                                  =============     =============
Total Investment Return at
Net Asset Value(2)                        2.40%(3)          7.05%(3)
Total Adjusted Investment
Return at Net Asset Value
(2,4)                                     2.17%(3)          6.70%(3)
Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                          $36,410           $44,918
Ratio of Expenses to Average
Net Assets                                0.40%(5)          0.40%(5)
Ratio of Adjusted Expenses
to Average Net Assets(6)                  1.55%(5)          1.11%(5)
Ratio of Net Investment
Income to Average Net
Assets                                    1.03%(5)          0.90%(5)
Ratio of Adjusted Net
Investment Income (Loss) to
Average Net Assets(6)                    (0.12%)(5)         0.18%(5)
Portfolio Turnover Rate                      1%              347%
Fee Reduction Per Share(1)                $0.02             $0.04

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Not annualized.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the period shown.
(5) Annualized.
(6) Unreimbursed, without fee reduction.

The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: net investment income, gains
(losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed for the period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Schedule of Investments
April 30, 2000 (Unaudited)
-----------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the 500 Index Fund on April 30, 2000. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                              MARKET
ISSUER, DESCRIPTION                                  NUMBER OF SHARES         VALUE
-------------------                                  ----------------     ------------
COMMON STOCKS
Advertising (0.25%)
Interpublic Group of Companies,  Inc. (The)                       996          $40,836
Omnicom Group, Inc.                                               630           57,369
Young & Rubicam, Inc.                                             247           13,755
                                                                          ------------
                                                                               111,960
                                                                          ------------
Aerospace (0.80%)
Boeing Co. (The)                                                3,084          122,396
General Dynamics Corp.                                            713           41,710
Goodrich (B.F.) Co. (The)                                         391           12,463
Lockheed Martin Corp.                                           1,406           34,974
Northrop Grumman Corp.                                            247           17,506
Raytheon Co. (Class B)                                          1,201           26,647
United Technologies Corp.                                       1,686          104,848
                                                                          ------------
                                                                               360,544
                                                                          ------------
Agricultural Operations (0.49%)
Pharmacia Corp.                                                 4,407          220,075
                                                                          ------------
Automobile/Trucks (1.22%)
Cummins Engine Co., Inc.                                          147            5,228
Dana Corp.                                                        584           17,739
Delphi Automotive Systems Corp.                                 2,006           38,365
Eaton Corp.                                                       261           21,924
Ford Motor Co.                                                  4,288          234,500
General Motors Corp.                                            2,273          212,810
PACCAR, Inc.                                                      278           13,222
Ryder System, Inc.                                                228            5,059
                                                                          ------------
                                                                               548,847
                                                                          ------------
Banks -- United States (4.58%)
AmSouth Bancorp.                                                1,388           20,213
Bank of America Corp.                                           6,060          296,940
Bank of New York Co., Inc.                                      2,614          107,337
Bank One Corp.                                                  4,071          124,165
BB&T Corp.                                                      1,233           32,829
Chase Manhattan Corp.                                           2,928          210,999
Comerica, Inc.                                                    555           23,518
Fifth Third Bancorp                                             1,096           69,185
First Union Corp.                                               3,506          111,754
Firstar Corp.                                                   3,479           86,540
FleetBoston Financial Corp.                                     3,250          115,172
Huntington Bancshares, Inc.                                       812           14,819
KeyCorp                                                         1,588           29,378
Mellon Financial Corp.                                          1,806           58,017
Morgan (J.P.) & Co., Inc.                                         615           78,951
National City Corp.                                             2,189           37,213
Northern Trust Corp.                                              790           50,659
Old Kent Financial Corp.                                          433           13,044
PNC Bank Corp.                                                  1,044           45,544
Regions Financial Corp.                                           776           15,860
SouthTrust Corp.                                                  596           14,230
State Street Corp.                                                568           55,025
Summit Bancorp.                                                   620           15,733
SunTrust Banks, Inc.                                            1,136           57,652
Synovus Financial Corp.                                           993           18,433
U.S. Bancorp                                                    2,674           54,316
Union Planters Corp.                                              501           14,185
Wachovia Corp.                                                    720           45,135
Wells Fargo Co.                                                 5,860          240,626
                                                                          ------------
                                                                             2,057,472
                                                                          ------------
Beverages (1.90%)
Anheuser-Busch Cos., Inc.                                       1,652          116,569
Brown-Forman Corp.                                                243           13,259
Coca-Cola Co. (The)                                             8,768          412,644
Coca-Cola Enterprises, Inc.                                     1,510           32,182
Coors (Adolph) Co. (Class B)                                      131            6,681
PepsiCo, Inc.                                                   5,167          189,564
Seagram Co. Ltd. (The) (Canada)                                 1,539           83,106
                                                                          ------------
                                                                               854,005
                                                                          ------------
Broker Services (0.75%)
Bear Stearns Cos., Inc.                                           403           17,279
Lehman Brothers Holdings, Inc.                                    426           34,959
Merrill Lynch & Co., Inc.                                       1,316          134,150
Paine Webber Group, Inc.                                          507           22,245
Schwab (Charles) Corp.                                          2,911          129,540
                                                                          ------------
                                                                               338,173
                                                                          ------------
Building (0.53%)
Armstrong World Industries, Inc.                                  142            2,778
Black & Decker Corp.                                              308           12,955
Centex Corp.                                                      211            5,090
Danaher Corp.                                                     505           28,848
Fluor Corp.                                                       270            9,062
Georgia-Pacific Group                                             607           22,307
Kaufman & Broad Home Corp.                                        169            3,253
Louisiana-Pacific Corp.                                           378            5,056
Masco Corp.                                                     1,587           35,608
Owens Corning                                                     195            3,547
Pulte Corp.                                                       154            3,311
Sherwin-Williams Co.                                              589           14,651
Snap-on, Inc.                                                     208            5,499
Stanley Works (The)                                               317            9,352
Vulcan Materials Co.                                              355           15,553
Weyerhauser Co.                                                   834           44,567
Willamette Industries, Inc.                                       396           15,122
                                                                          ------------
                                                                               236,559
                                                                          ------------
Business Services -- Misc. (0.29%)
Block, H&R, Inc.                                                  349           14,593
Cendant Corp.*                                                  2,506           38,686
Dun & Bradstreet Corp.                                            571           17,201
Equifax, Inc.                                                     502           12,268
Paychex, Inc.                                                     877           46,152
                                                                          ------------
                                                                               128,900
                                                                          ------------
Chemicals (0.63%)
Air Products & Chemicals, Inc.                                    814           25,285
Dow Chemical Co.                                                  778           87,914
Eastman Chemical Co.                                              278           14,543
Engelhard Corp.                                                   447            7,850
FMC Corp.*                                                        109            6,342
Grace (W. R.) & Co.*                                              255            3,315
Great Lakes Chemical Corp.                                        204            5,495
Hercules, Inc.                                                    377            5,867
PPG Industries, Inc.                                              617           33,549
Praxair, Inc.                                                     564           25,063
Rohm & Haas Co.                                                   777           27,681
Sigma-Aldrich Corp.                                               358           10,516
Union Carbide Corp.                                               475           28,025
                                                                          ------------
                                                                               281,445
                                                                          ------------
Computers (19.23%)
3Com Corp.*                                                     1,215           47,917
Adaptec, Inc.*                                                    369            9,963
Adobe Systems, Inc.                                               421           50,915
America Online, Inc.*                                           8,100          484,481
Apple Computer, Inc.*                                             574           71,212
Autodesk, Inc.                                                    219            8,404
Automatic Data Processing, Inc.                                 2,237          120,379
BMC Software, Inc.*                                               867           40,586
Cabletron Systems, Inc.*                                          647           14,800
Ceridian Corp.*                                                   513           11,126
Cisco Systems, Inc.*                                           24,289        1,683,911
Citrix Systems, Inc.*                                             636           38,836
Compaq Computer Corp.                                           6,013          175,880
Computer Associates International, Inc.                         2,089          116,592
Computer Sciences Corp.*                                          594           48,448
Compuware Corp.*                                                1,280           16,080
Dell Computer Corp.*                                            9,106          456,438
Electronic Data Systems Corp.                                   1,671          114,881
EMC Corp.*                                                      3,612          501,842
First Data Corp.                                                1,488           72,447
Gateway, Inc.*                                                  1,124           62,101
Hewlett-Packard Co.                                             3,567          481,545
IMS Health, Inc.                                                1,093           18,649
International Business Machines Corp.                           6,399          714,288
Lexmark International Group, Inc.  (Class A)*                     453           53,454
Microsoft Corp.*                                               18,476        1,288,701
NCR Corp.                                                         343           13,248
Network Appliance, Inc.*                                        1,081           79,926
Novell, Inc.*                                                   1,159           22,745
Oracle Corp.*                                                  10,016          800,654
Parametric Technology Corp.*                                      976            7,960
PeopleSoft, Inc.*                                                 953           13,282
Sabre Holdings Corp.                                              460           16,071
Seagate Technology, Inc.*                                         766           38,922
Shared Medical System Corp.                                        95            3,937
Silicon Graphics, Inc.*                                           654            4,701
Sun Microsystems, Inc.*                                         5,603          515,126
Unisys Corp.*                                                   1,103           25,576
VERITAS Software Corp.*                                         1,380          148,027
Yahoo! Inc.*                                                    1,869          243,437
                                                                          ------------
                                                                             8,637,488
                                                                          ------------
Consumer Products -- Misc. (0.03%)
American Greetings Corp. (Class A)                                229            4,151
Energizer Holdings, Inc.*                                         357            6,091
Jostens, Inc.                                                     118            2,913
                                                                          ------------
                                                                                13,155
                                                                          ------------
Containers (0.10%)
Ball Corp.                                                        107            3,370
Bemis Co., Inc.                                                   186            6,847
Crown Cork & Seal Co., Inc.                                       459            7,459
Owens-Illinois, Inc.*                                             533            7,196
Pactiv Corp.*                                                     608            4,978
Sealed Air Corp.*                                                 296           16,465
                                                                          ------------
                                                                                46,315
                                                                          ------------
Cosmetics & Personal Care (0.43%)
Alberto Culver Co. (Class B)                                      198            4,678
Avon Products, Inc.                                               860           35,690
Gillette Co.                                                    3,808          140,896
International Flavors & Fragrances, Inc.                          373           12,845
                                                                          ------------
                                                                               194,109
                                                                          ------------
Diversified Operations (1.93%)
Crane Co.                                                         234            6,289
Du Pont (E.I.) De Nemours & Co.                                 3,708          175,898
Fortune Brands, Inc.                                              582           14,550
Honeywell International, Inc.                                   2,810          157,360
IKON Office Solutions, Inc.                                       532            3,125
ITT Industries, Inc.                                              312            9,847
Johnson Controls, Inc.                                            303           19,184
Loews Corp.                                                       376           20,726
Minnesota Mining & Manufacturing Co.                            1,416          122,484
NACCO Industries, Inc. (Class A)                                   29            1,301
National Service Industries, Inc.                                 144            3,096
Textron, Inc.                                                     528           32,703
TRW, Inc.                                                         432           25,272
Tyco International Ltd.                                         6,003          275,763
                                                                          ------------
                                                                               867,598
                                                                          ------------
Electronics (12.06%)
Advanced Micro Devices, Inc.*                                     523           45,893
Analog Devices, Inc.*                                           1,242           95,401
Applied Materials, Inc.*                                        2,717          276,625
Conexant Systems, Inc.*                                           762           45,625
Emerson Electric Co.                                            1,530           83,959
General Electric Co.                                           11,647        1,831,491
Grainger (W.W.), Inc.                                             331           14,357
Intel Corp.                                                    11,860        1,503,996
KLA-Tencor Corp.*                                                 652           48,818
Linear Technology Corp.                                         1,104           63,066
LSI Logic Corp.*                                                1,056           66,000
Micron Technology, Inc.                                           959          133,541
Molex, Inc.                                                       696           38,236
Motorola, Inc.                                                  2,517          299,680
National Semiconductor Corp.*                                     609           36,997
Parker-Hannifin Corp.                                             398           18,507
PE Corp.-PE Biosystems Group                                      732           43,920
PerkinElmer, Inc.                                                 170            9,308
Rockwell International Corp.                                      674           26,539
Solectron Corp.*                                                2,104           98,494
Tektronix, Inc.                                                   168            9,723
Teradyne, Inc.*                                                   607           66,770
Texas Instruments, Inc.                                         2,886          470,057
Thomas & Betts Corp.                                              205            6,317
Xilinx, Inc.*                                                   1,141           83,578
                                                                          ------------
                                                                             5,416,898
                                                                          ------------
Finance (3.79%)
American Express Co.                                            1,589          238,449
Associates First Capital Corp. (Class A)                        2,585           57,355
Capital One Financial Corp.                                       700           30,625
Citigroup, Inc.                                                11,968          711,348
Franklin Resources, Inc.                                          883           28,477
Golden West Financial Corp.                                       574           19,588
Household International, Inc.                                   1,669           69,681
Kansas City Southern Industries, Inc.                             392           28,175
MBNA Corp.                                                      2,846           75,597
Morgan Stanley Dean Witter & Co.                                4,044          310,377
Price (T. Rowe) Associates, Inc.                                  425           16,203
Providian Financial Corp.                                         504           44,384
SLM Holding Corp.                                                 565           17,692
Washington Mutual, Inc.                                         2,049           52,378
                                                                          ------------
                                                                             1,700,329
                                                                          ------------
Food (1.15%)
Archer-Daniels-Midland Co.                                      2,155           21,415
Bestfoods                                                         990           49,747
Campbell Soup Co.                                               1,514           39,364
ConAgra, Inc.                                                   1,748           32,993
General Mills, Inc.                                             1,069           38,885
Heinz (H.J.) Co.                                                1,259           42,806
Hershey Foods Corp.                                               491           22,279
Kellogg Co.                                                     1,439           35,166
Nabisco Group Holdings Corp.                                    1,158           14,909
Quaker Oats Co.                                                   475           30,964
Ralston Purina Group                                            1,071           18,943
Sara Lee Corp.                                                  3,226           48,390
Unilever NV, American Depositary Receipts  (ADR)
(Netherlands)                                                   2,029           92,446
Wrigley (W.M.) Jr. Co.                                            411           29,746
                                                                          ------------
                                                                               518,053
                                                                          ------------
Furniture (0.03%)
Leggett & Platt, Inc.                                             697           14,898
                                                                          ------------
Household (0.13%)
Maytag Corp.                                                      300           10,331
Newell Rubbermaid, Inc.                                         1,001           25,213
Springs Industries, Inc.                                           64            2,628
Tupperware Corp.                                                  205            3,869
Whirlpool Corp.                                                   264           17,193
                                                                          ------------
                                                                                59,234
                                                                          ------------
Instruments -- Scientific (0.05%)
Millipore Corp.                                                   161           11,542
Thermo Electron Corp.*                                            562           10,889
                                                                          ------------
                                                                                22,431
                                                                          ------------
Insurance (2.76%)
Aetna, Inc.                                                       508           29,400
AFLAC, Inc.                                                       945           46,128
Allstate Corp. (The)                                            2,859           67,544
American General Corp.                                            877           49,112
American International Group, Inc.                              5,496          602,842
Aon Corp.                                                         911           24,654
Chubb Corp. (The)                                                 625           39,766
CIGNA Corp.                                                       598           47,690
Cincinnati Financial Corp.                                        583           23,502
Conseco, Inc.                                                   1,161            6,313
Hartford Financial Services Group, Inc.  (The)                    787           41,072
Jefferson Pilot Corp.                                             372           24,761
Lincoln National Corp.                                            694           24,160
Marsh & McLennan Cos., Inc.                                       947           93,339
MBIA, Inc.                                                        353           17,451
MGIC Investment Corp.                                             375           17,930
Progressive Corp.                                                 260           17,014
SAFECO Corp.                                                      462           10,222
St. Paul Cos., Inc.                                               807           28,749
Torchmark Corp.                                                   467           11,704
UnumProvident Corp.                                               852           14,484
                                                                          ------------
                                                                             1,237,837
                                                                          ------------
Leisure (1.29%)
Brunswick Corp.                                                   326            6,255
Carnival Corp. (Class A)                                        2,190           54,476
Disney (Walt) Co. (The)                                         7,348          318,260
Eastman Kodak Co.                                               1,120           62,650
Harley-Davidson, Inc.                                           1,074           42,759
Harrah's Entertainment, Inc.*                                     456            9,376
Hasbro, Inc.                                                      624            9,945
Hilton Hotels Corp.                                             1,309           11,126
Marriott International, Inc. (Class A)                            883           28,256
Mattel, Inc.                                                    1,494           18,301
Mirage Resorts, Inc.*                                             686           13,977
Polaroid Corp.                                                    158            3,190
                                                                          ------------
                                                                               578,571
                                                                          ------------
Machinery (0.37%)
Briggs & Stratton Corp.                                            82            3,147
Caterpiller Tractor, Inc.                                       1,262           49,770
Cooper Industries, Inc.                                           334           11,460
Deere & Co.                                                       831           33,552
Dover Corp.                                                       723           36,737
Ingersoll-Rand Co.                                                581           27,271
Milacron, Inc.                                                    131            2,391
                                                                          ------------
                                                                               164,328
                                                                          ------------
Media (2.56%)
CBS Corp.*                                                      2,706          158,977
Clear Channel Communications, Inc.*                             1,202           86,544
Comcast Corp.*                                                  3,289          131,766
Dow Jones & Co., Inc.                                             319           20,695
Gannett Co., Inc.                                                 990           63,236
Harcourt General, Inc.                                            253            9,456
Knight-Ridder, Inc.                                               298           14,621
McGraw-Hill Cos., Inc. (The)                                      696           36,540
Meredith Corp.                                                    183            5,090
New York Times Co. (Class A)                                      608           25,042
Time Warner, Inc.                                               4,567          410,745
Times Mirror Co. (Class A)                                        213           20,781
Tribune Co.                                                       844           32,811
Viacom, Inc. (Class B)*                                         2,474          134,524
                                                                          ------------
                                                                             1,150,828
                                                                          ------------
Medical (9.50%)
Abbott Laboratories                                             5,457          209,753
Allergan, Inc.                                                    467           27,495
ALZA Corp.*                                                       363           15,995
American Home Products Corp.                                    4,635          260,429
Amgen Inc.*                                                     3,626          203,056
Bard (C.R.), Inc.                                                 182            7,928
Bausch & Lomb, Inc.                                               205           12,377
Baxter International, Inc.                                      1,033           67,274
Becton, Dickinson & Co.                                           893           22,883
Biogen, Inc.*                                                     533           31,347
Biomet, Inc.                                                      401           14,311
Boston Scientific Corp.*                                        1,472           39,008
Bristol-Myers Squibb Co.                                        7,042          369,265
Cardinal Health, Inc.                                             999           55,007
Columbia/HCA Healthcare Corp.                                   1,999           56,847
Edwards Lifesciences Corp.*                                       204            3,060
Guidant Corp.*                                                  1,091           62,596
HEALTHSOUTH Corp.*                                              1,371           11,054
Humana, Inc.*                                                     595            4,574
Johnson & Johnson                                               4,939          407,467
Lilly (Eli) & Co.                                               3,871          299,277
Mallinckrodt, Inc.                                                243            6,531
Manor Care, Inc.*                                                 366            4,369
McKesson HBOC, Inc.                                             1,000           16,875
Medtronic, Inc.                                                 4,240          220,215
Merck & Co., Inc.                                               8,297          576,641
Pall Corp.                                                        440            9,818
Pfizer, Inc.                                                   13,742          578,882
Quintiles Transnational Corp.*                                    408            5,840
Schering-Plough Corp.                                           5,215          210,230
St. Jude Medical, Inc.*                                           299            9,325
Tenet Healthcare Corp.*                                         1,107           28,229
UnitedHealth Group, Inc.                                          603           40,213
Warner-Lambert Co.                                              3,048          346,901
Watson Pharmaceutical, Inc.*                                      341           15,324
Wellpoint Health Networks, Inc.*                                  226           16,668
                                                                          ------------
                                                                             4,267,064
                                                                          ------------
Metal (0.64%)
Alcan Aluminium Ltd. (Canada)                                     778           25,480
Alcoa, Inc.                                                     1,306           84,727
Barrick Gold Corp. (Canada)                                     1,400           23,537
Bethlehem Steel Corp.*                                            466            2,505
Freeport-McMoran Copper & Gold, Inc.*                             580            5,582
Homestake Mining Co.                                              924            5,544
Illinois Tool Works, Inc.                                       1,067           68,355
Inco, Ltd.* (Canada)                                              681           10,641
Newmont Mining Corp.                                              595           13,945
Phelps Dodge Corp.                                                287           13,274
Placer Dome, Inc. (Canada)                                      1,156            9,393
Reynolds Metals Co.                                               224           14,896
Timken Co. (The)                                                  220            4,070
Worthington Industries, Inc.                                      317            3,923
                                                                          ------------
                                                                               285,872
                                                                          ------------
Mortgage Banking (0.77%)
Countrywide Credit Industries, Inc.                               402           11,105
Fannie Mae                                                      3,638          219,417
Freddie Mac                                                     2,468          113,374
                                                                          ------------
                                                                               343,896
                                                                          ------------
Office (0.30%)
Avery Dennison Corp.                                              400           26,250
Deluxe Corp.                                                      261            6,574
Pitney Bowes, Inc.                                                942           38,504
Xerox Corp.                                                     2,358           62,340
                                                                          ------------
                                                                               133,668
                                                                          ------------
Oil & Gas (5.99%)
Amerada Hess Corp.                                                322           20,487
Anadarko Petroleum Corp.                                          453           19,677
Apache Corp.                                                      405           19,617
Ashland, Inc.                                                     252            8,599
Baker Hughes, Inc.                                              1,169           37,189
BP Amoco PLC (ADR) (United Kingdom)                             1,879           95,829
Burlington Resources, Inc.                                        772           30,349
Chevron Corp.                                                   2,330          198,341
Coastal Corp. (The)                                               758           38,042
Columbia Energy Group                                             288           18,072
Conoco, Inc. (Class B)                                          2,223           55,297
El Paso Energy Corp.                                              810           34,425
Enron Corp.                                                     2,540          177,006
Exxon Mobil Corp.                                              12,259          952,371
Halliburton Co.                                                 1,568           69,286
Kerr-McGee Corp.                                                  339           17,543
McDermott International, Inc.                                     211            1,714
Occidental Petroleum Corp.                                      1,305           27,976
Phillips Petroleum Co.                                            899           42,646
Rowan Cos., Inc.*                                                 328            9,164
Royal Dutch Petroleum Co. (ADR)  (Netherlands)                  7,612          436,739
Schlumberger, Ltd.                                              1,952          149,450
Sunoco, Inc.                                                      320            9,700
Texaco, Inc.                                                    1,963           97,169
Tosco Corp.                                                       511           16,384
Transocean Sedco Forex, Inc.                                      742           34,874
Union Pacific Resources Group                                     895           17,173
Unocal Corp.                                                      861           27,821
USX -- Marathon Group                                           1,103           25,714
                                                                          ------------
                                                                             2,688,654
                                                                          ------------
Paper & Paper Products (0.56%)
Boise Cascade Corp.                                               203            6,610
Champion International Corp.                                      341           22,421
Fort James Corp.                                                  768           18,384
International Paper Co.                                         1,470           54,022
Kimberly-Clark Corp.                                            1,972          114,499
Mead Corp. (The)                                                  364           12,672
Potlatch Corp.                                                    103            4,062
Temple-Inland, Inc.                                               198            9,925
Westvaco Corp.                                                    356           10,992
                                                                          ------------
                                                                               253,587
                                                                          ------------
Pollution Control (0.09%)
Allied Waste Industries, Inc.*                                    670            4,104
Waste Management, Inc.                                          2,200           34,925
                                                                          ------------
                                                                                39,029
                                                                          ------------
Printing -- Commercial (0.02%)
Donnelley (R.R.) & Sons                                           449            9,541
                                                                          ------------
Retail (6.40%)
Albertson's, Inc.                                               1,504           48,974
AutoZone, Inc.*                                                   491           11,262
Bed Bath & Beyond, Inc.*                                          498           18,270
Best Buy Co., Inc.*                                               726           58,624
Circuit City Stores-Circuit City Group                            722           42,463
Consolidated Stores Corp.*                                        393            4,888
Costco Wholesale Corp.*                                         1,578           85,311
CVS Corp.                                                       1,391           60,508
Darden Restaurants, Inc.                                          455            8,389
Dillard's, Inc.                                                   372            5,185
Dollar General Corp.                                              938           21,457
Federated Department Stores, Inc.*                                745           25,330
Gap, Inc. (The)                                                 3,020          110,985
Genuine Parts Co.                                                 631           16,564
Great Atlantic & Pacific Tea Co., Inc.                            136            2,490
Home Depot, Inc. (The)                                          8,173          458,199
Kmart Corp.*                                                    1,728           14,040
Kohl's Corp.*                                                   1,158           55,584
Kroger Co.*                                                     2,962           54,982
Limited, Inc. (The)                                               763           34,478
Longs Drug Stores Corp.                                           140            3,255
Lowe's Cos., Inc.                                               1,357           67,172
May Department Stores                                           1,180           32,450
McDonald's Corp.                                                4,806          183,229
Nordstrom, Inc.                                                   478           13,294
Office Depot, Inc.*                                             1,168           12,337
Penney (J. C.) Co., Inc.                                          924           12,763
Reebok International Ltd.*                                        200            3,400
Rite Aid Corp.                                                    919            4,595
Safeway, Inc.*                                                  1,806           79,690
Sears, Roebuck & Co.                                            1,342           49,151
Staples, Inc.*                                                  1,668           31,796
SUPERVALU, Inc.                                                   496           10,261
SYSCO Corp.                                                     1,171           44,059
Tandy Corp.                                                       686           39,102
Target Corp.                                                    1,555          103,505
TJX Cos., Inc.                                                  1,101           21,125
Toys R Us, Inc.*                                                  852           12,993
Tricon Global Restaurants, Inc.*                                  536           18,291
Walgreen Co.                                                    3,572          100,463
Wal-Mart Stores, Inc.                                          15,810          875,479
Wendy's International, Inc.                                       424            9,487
Winn-Dixie Stores, Inc.                                           519            8,596
                                                                          ------------
                                                                             2,874,476
                                                                          ------------
Rubber -- Tires & Misc. (0.04%)
Cooper Tire & Rubber Co.                                          269            3,631
Goodyear Tire & Rubber Co. (The)                                  555           15,332
                                                                          ------------
                                                                                18,963
                                                                          ------------
Shoes & Related Apparel (0.09%)
Nike, Inc. (Class B)                                              980           42,569
                                                                          ------------
Soap & Cleaning Preparations (0.99%)
Clorox Co.                                                        840           30,870
Colgate-Palmolive Co.                                           2,068          118,134
Ecolab, Inc.                                                      460           17,969
Procter & Gamble Co. (The)                                      4,670          278,449
                                                                          ------------
                                                                               445,422
                                                                          ------------
Steel (0.06%)
Allegheny Technologies, Inc.                                      332            8,030
Nucor Corp.                                                       310           13,330
USX-U.S. Steel Group, Inc.                                        314            7,870
                                                                          ------------
                                                                                29,230
                                                                          ------------
Telecommunications (9.36%)
ADC Telecommunications, Inc.*                                   1,066           64,759
Andrew Corp.*                                                     286            8,419
AT&T Corp.                                                     11,343          529,576
Bell Atlantic Corp.                                             5,512          326,586
CenturyTel, Inc.                                                  496           12,152
Comverse Technology, Inc.*                                        542           48,340
Corning, Inc.                                                     979          193,352
Global Crossing Ltd.* (Bermuda)                                 2,768           87,192
Lucent Technologies, Inc.                                      11,315          703,652
MCI WorldCom, Inc.*                                            10,075          457,783
MediaOne Group, Inc.*                                           2,172          164,257
Nextel Communications, Inc. (Class A)*                          1,294          141,612
Nortel Networks Corp. (Canada)                                  5,125          580,406
QUALCOMM, Inc.*                                                 2,620          284,106
Scientific-Atlanta, Inc.                                          561           36,500
Sprint Corp.                                                    3,093          190,220
Sprint PCS*                                                     3,059          168,245
Tellabs, Inc.*                                                  1,428           78,272
U S WEST, Inc.                                                  1,794          127,710
                                                                          ------------
                                                                             4,203,139
                                                                          ------------
Textile (0.05%)
Liz Claiborne, Inc.                                               210            9,726
Russell Corp.                                                     117            2,296
VF Corp.                                                          419           11,837
                                                                          ------------
                                                                                23,859
                                                                          ------------
Tobacco (0.43%)
Philip Morris Cos., Inc.                                        8,399          183,728
UST, Inc.                                                         607            9,105
                                                                          ------------
                                                                               192,833
                                                                          ------------
Transport (0.56%)
AMR Corp.*                                                        526           17,917
Burlington Northern Santa Fe Corp.                              1,622           39,131
CSX Corp.                                                         775           16,227
Delta Air Lines, Inc.                                             458           24,159
FedEx Corp.*                                                    1,029           38,780
Navistar International Corp.*                                     224            7,840
Norfolk Southern Corp.                                          1,356           23,899
Southwest Airlines Co.                                          1,791           38,842
Union Pacific Corp.                                               882           37,154
US Airways Group, Inc.*                                           254            7,064
                                                                          ------------
                                                                               251,013
                                                                          ------------
Utilities (4.50%)
AES Corp.*                                                        733           65,924
ALLTEL Corp.                                                    1,114           74,220
Ameren Corp.                                                      487           17,867
American Electric Power Co., Inc.                                 689           25,235
BellSouth Corp.                                                 6,682          325,330
Carolina Power & Light Co.                                        567           20,731
Central & South West Corp.                                        755           16,374
Cinergy Corp.                                                     564           15,087
CMS Energy Corp.                                                  411            7,809
Consolidated Edison, Inc.                                         785           27,622
Constellation Energy Group, Inc.                                  531           17,556
Dominion Resources, Inc.                                          845           38,025
DTE Energy Co.                                                    515           16,802
Duke Energy Corp.                                               1,298           74,635
Eastern Enterprises                                                96            5,844
Edison International                                            1,232           23,485
Entergy Corp.                                                     876           22,283
FirstEnergy Corp.                                                 827           21,037
Florida Progress Corp.                                            349           17,101
FPL Group, Inc.                                                   636           28,739
GPU, Inc.                                                         438           12,291
GTE Corp.                                                       3,450          233,737
New Century Energies, Inc.                                        410           13,376
Niagara Mohawk Holdings, Inc.*                                    665            9,227
NICOR, Inc.                                                       167            5,657
Northern States Power Co.                                         549           11,975
ONEOK, Inc.                                                       110            2,777
PECO Energy Co.                                                   659           27,472
Peoples Energy Corp.                                              126            3,914
PG&E Corp.                                                      1,363           35,353
Pinnacle West Capital Corp.                                       301           10,573
PPL Corp.                                                         510           12,176
Public Service Enterprise Group, Inc.                             776           27,839
Reliant Energy, Inc.                                            1,050           27,956
SBC Communications, Inc.                                       12,109          530,526
Sempra Energy                                                     725           13,458
Southern Co.                                                    2,389           59,576
Texas Utilities Co.                                               981           33,047
Unicom Corp.                                                      772           30,687
Williams Cos., Inc.                                             1,543           57,573
                                                                          ------------
                                                                             2,020,896
                                                                          ------------

TOTAL COMMON STOCKS
(Cost $40,372,569)                                            (97.70%)      43,883,763
                                                         ------------     ------------

                                           INTEREST      PAR VALUE
                                             RATE      (000s OMITTED)
                                           ---------   --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.26%)
Investment in a joint repurchase
agreement transaction with  SBC
Warburg, Inc. -- Dated  04-28-00, due
05-01-00 (Secured by U.S. Treasury
Bonds, 8.875% due  08-15-17 and 7.875%
due 02-15-21) -- Note A                        5.73%           $1,015        1,015,000
                                                                          ------------
TOTAL SHORT-TERM INVESTMENTS                                   (2.26%)       1,015,000
                                                            ---------     ------------
TOTAL INVESTMENTS                                             (99.96%)      44,898,763
                                                            ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                              (0.04%)          19,139
                                                            ---------     ------------
TOTAL NET ASSETS                                             (100.00%)     $44,917,902
                                                            =========     ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- 500 Index Fund

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Series Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of five series portfolios: John Hancock 500 Index Fund (the "Fund"), John Hancock Small Cap Growth Fund, John Hancock Technology Fund, John Hancock Millennium Growth Fund and John Hancock Real Estate Fund. Prior to March 1, 2000, the John Hancock Technology Fund was known as John Hancock Global Technology Fund. The other series of the Trust are reported in separate financial statements. The investment objective of the Fund is to provide investment results that correspond to the total return performance of the Standard & Poor's 500 Stock Price Index (the "S&P 500 Index").

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class R shares. No Class A, B and C shares were issued as of April 30, 2000.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation."

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the period ended April 30, 2000.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. There was no securities lending for the period ended April 30, 2000.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At April 30, 2000, open positions in financial futures contracts were as follows:

                                                                UNREALIZED
EXPIRATION           OPEN CONTRACTS            POSITION        DEPRECIATION
----------           --------------            --------        ------------
June 00          3 U.S. Treasury Bonds           LONG               $43,645
                                                                ===========

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

At April 30, 2000, there were no open written option transactions.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of 0.35% of Fund's average daily net asset value. The Adviser has agreed to limit the Funds expenses, including the management fee, to 0.10% of the Fund's average daily net assets. Accordingly, the reduction in the Adviser's fee amounted to $51,729 for the period ended April 30, 2000. The Adviser has also agreed to limit other expenses (excluding the management fee and the 12b-1 fee), to 0.20% of the Fund's average daily net assets. Accordingly, the reduction in other fund expenses amounted to $65,128 for the period ended April 30, 2000. These limitations may not be discontinued until at least February 28, 2001.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. There were no net sales charges received with regard to sales of Class A shares for the period ended April 30, 2000.

To reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class R shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses for Class R shares, at an annual rate not to exceed 0.25% of the average daily net assets, to reimburse JH Funds for its distribution and service costs. JH Funds has agreed to limit the distribution and service fee pursuant to Class R to 0.10% of the average daily net assets. Accordingly, the reduction in the distribution and service fee amounted to $31,038 for the period ended April 30, 2000. This limitation may not be discontinued until at least February 28, 2001. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of John Hancock Life Insurance Company. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown, Mr. Maureen R. Ford and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 2000, aggregated $145,993,914 and $139,978,013, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 2000.

The cost of investments owned at April 30, 2000 (excluding the corporate savings account) for federal income tax purposes was $41,395,795. Gross unrealized appreciation and depreciation of investments aggregated $7,361,975 and $3,859,007, respectively, resulting in net unrealized appreciation of $3,502,968.



[THIS PAGE INTENTIONALLY LEFT BLANK.]



A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603
1-800-225-5291 1-800-554-6713 (TDD)
Internet: www.jhfunds.com

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Regional Bank Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with the caption "Printed on Recycled Paper."

110SA 4/00
      6/00

The latest report from your
Fund's management team

SEMIANNUAL REPORT

Small Cap
Growth Fund

APRIL 30, 2000



TRUSTEES
Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion*
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
Osbert M. Hood
Executive Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank and Trust Company
200 Clarendon Street
Boston, Massachusetts 02116-5072

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803



CEO CORNER

DEAR FELLOW SHAREHOLDERS:

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]

Over the last six months, New Economy technology stocks dominated the business-news headlines and the stock market's performance. Red-hot tech stocks pushed the NASDAQ Composite Index to the stratosphere, as investors single-mindedly pursued anything technology related. But after setting a new high on March 10 amid significantly heightened volatility, the tables started to turn rapidly. Concerns about Microsoft's antitrust ruling and out-of-sight valuation levels finally triggered waves of selling that sent the index down nearly 25% from its high by the end of April.

In this same period, fixed-income securities of all types, including bonds and preferred stocks, struggled as interest rates rose on fears that the roaring U.S. economy and the rebound of many others around the world would spark an inflation outbreak.

While the battle between old and new rages on, several things are clear: More than ever, diversification and a long-term investment perspective are two of an investor's best allies. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of stock- and bond-market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing longer-term results and weathering the market's changing conditions.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER



BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
LAURA ALLEN, CFA, AND ANURAG PANDIT, CFA, PORTFOLIO MANAGERS

[A 3" x 2" photo at bottom right side of page of John Hancock
Small Cap Growth Fund. Caption below reads "Fund management team members (l-r): Anurag Pandit, Bernice Behar and Laura
Allen."]

John Hancock
Small Cap Growth Fund

Small-cap growth stocks bolstered by roaring technology sector

After the close of business on December 10, 1999 John Hancock
Special Equities Fund merged into John Hancock Small Cap Growth Fund.

Small-company growth stocks produced outstanding results over the last six months, although it was a period of increasingly sharp ups and downs. Several factors were at work, including a red-hot technology sector that had everyone's attention and rose to the stratosphere in the last months of 1999. But volatility also rose in the new year, and tech stocks plunged almost to bear-market territory in April on fears about sky-high valuations and the future of Microsoft. Even with the downturn, the tech-heavy NASDAQ Composite Index still advanced by 30% in the last six months. Many small-cap companies also reported strong earnings results, due in part to the robust economy, pushing stock prices up despite fears about rising interest rates. Overall, the Russell 2000 Growth Index -- the Fund's benchmark -- returned 27.78% for the six months ended April 30, 2000.

"...a period of
    increasingly
    sharp ups
    and downs."

Fund performance

John Hancock Small Cap Growth Fund also had a very good period. For the six months ended April 30, 2000, the Fund's Class A, Class B and Class C shares returned 31.38%, 30.84% and 30.90%, respectively, at net asset value. Class I shares, which commenced on December 7, 1999, returned 9.22% from inception through April 30, 2000. By comparison, the average small-cap growth fund returned 37.55% in the same six-month period, according to Lipper, Inc.1 (Lipper recently introduced new competitive categories that more accurately reflect the average portfolio holdings of the funds they track.) Keep in mind that your net asset value return will differ from the Fund's if you were not invested in the Fund for the entire period and did not reinvest all distributions. Historical performance information can be found on pages six and seven.

[Table at top left hand column entitled "Top Five Stock
Holdings." The first listing is Tech Data Corp. 1.4%, the second is Exar Corp. 1.3%, the third Virata Corp. 1.3%, the fourth Quanta Services 1.3% and the fifth COR Therapeutics
1.2%. A note below the table reads "As a percentage of net assets on April 30, 2000."]

"Within the
 technology
 group,
 semiconductor
 companies
 were the
 standouts..."

Technology still rules

We are bottom-up investors, choosing individual companies that meet our criteria of generating strong and sustainable earnings growth and being market leaders with great management teams. As a result, we don't make large sector bets; nonetheless, the technology sector is a place where we continue to find companies that fit our growth bill. That helped us produce our strong absolute performance this period, since the Fund's technology weighting was in line with our benchmark index's. Some of the peers in our new Lipper group, however, held significant overweightings in technology and that gave them a performance edge this period. We purposely manage the Fund in a more diversified fashion, holding a large and varied portfolio of stocks across a broad range of sectors as a way of managing the Fund's risk level.

[Table at bottom of left hand column entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers." The first listing is Powerwave Technologies followed by an up arrow with the phrase "Cell-phone amplifier maker boosted by strong subscriber growth." The second listing is Tech Data followed by an up arrow with the phrase "Top survivor as a wholesale distributor of computer parts and services." The third listing is BindView Development followed by a down arrow with the phrase "Software company has difficulties digesting recent acquisition." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Semiconductors, telecom

Within the technology group, semiconductor companies were the standouts throughout the period. In particular, semiconductor companies focused on the telecommunications industry provided us with the best results, as they continued to benefit from the ongoing build-out of the broadband network. Some of our best names were Terayon Communication Systems, Virata, Exar and PLX Technology. Several others, such as RF Micro Devices, PMC-Sierra, Novellus Systems and Micrel had such a good run that we took profits and pared or sold our stakes. Telecom-related companies such as Powerwave Technologies, which makes power amplifiers for wireless handsets, and Quanta Services, which provides maintenance and line installation services to telecom companies, were two other top performers.

Software, Internet

Software companies like Cognizant Technology Solutions and many Internet companies had a huge run at the end of 1999. We were well served by increasing our Internet stake last October, focusing on Web application software companies like Broadbase Software, Accrue Software and WebTrends. Web-hosting company Digex was one of our best performers. Even though many software and Internet stocks fell hard in 2000, they had risen so much earlier in the period that they were still solid contributors to our overall performance. Our top performer was Ventro Corp., formerly known as Chemdex. We sold this business-to-business Internet company and locked in enormous profits before the stock fell back down to earth.

[Bar chart at top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended April 30, 2000." The chart is scaled in increments of 5% with 0% at the bottom and 40% at the top. The first bar represents the 31.38% total return for John Hancock Small Cap Growth Fund Class A. The second bar represents the 30.84% total return for John Hancock Small Cap Growth Fund Class B. The third bar represents the 30.90% total return for John Hancock Small Cap Growth Fund Class C. The fourth bar represents the 9.22%* total return for John Hancock Small Cap Growth Fund Class I. The fifth bar represents the 37.55% total return for Average small-cap growth fund. A note below the chart reads "Total returns for John Hancock Small Cap Growth Fund are at net asset value with all distributions reinvested. The average small-cap fund is tracked by Lipper, Inc. See the following two pages for historical performance information. *From December 7, 1999 to April 30, 2000."]

Biotech moves

Biotechnology companies staged an enormous rally in January and although the stocks we held did well, including Alkermes, we were underweighted versus our index when the run-up began. We built our stake in February, but the stocks crested shortly after and gave back their gains in March, so we were hurt on the downside as well. We remain positive on the sector, though, since many exciting products are winding their way through clinical trials and the FDA approval process. We have a dual focus on companies that have products in later stages of development and also on those that are benefiting from the increased spending in the industry. We took advantage of the market correction to add a few more names, including Invitrogen, which provides kits and supplies to laboratories.

Radio: Opportunity in downturn

Radio stocks have been a main theme of ours for at least a year, and they remained very strong through the end of 1999 before pulling back in 2000. Late last year, we began to sell or cut back some of our holdings because we felt there was a lot of good news already priced into the sector. Some of our sales included Cumulus Media and Hispanic Broadcasting. The latter's success caused it to graduate out of our small-cap arena. We still like the earnings prospects for the radio group, however, and later in the period when the stock prices turned south and became more attractively valued, we added to some positions, like Radio One.

"We are very
 pleased with
 the level of
 earnings
 that our
 companies
 are
 reporting..."

A look ahead

We expect that the heightened volatility will remain with us while the market continues to contend with rising interest rates and the threat of inflation. At the same time, we are maintaining our cautiously optimistic outlook for small-cap growth stocks. We are very pleased with the level of earnings that our companies are reporting, and it gives us renewed confidence in the companies we have chosen to own. We will continue to use the market's volatility to upgrade the portfolio with high-quality companies whose falling stock prices have brought them back within our small-cap reach.

-------------------------------------------------------------------------

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Small Cap Growth Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum applicable sales charge of 5%. (Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 5.75%.) Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus before you invest or send money.

CLASS A
For the period ended March 31, 2000
                                                                     SINCE
                                          ONE          FIVE      INCEPTION
                                         YEAR         YEARS      (8/22/91)
                                        ------       -------     ---------
Cumulative Total Returns                76.46%(1)    246.59%       442.72%
Average Annual Total Returns            76.46%(1)     28.22%        21.71%

CLASS B
For the period ended March 31, 2000
                                          ONE          FIVE            TEN
                                         YEAR         YEARS          YEARS
                                        ------       -------     ---------
Cumulative Total Returns                79.26%(1)    249.81%       630.86%
Average Annual Total Returns            79.26%(1)     28.46%        22.01%

CLASS C
For the period ended March 31, 2000
                                                                     SINCE
                                                        ONE      INCEPTION
                                                       YEAR       (6/1/98)
                                                     -------     ---------
Cumulative Total Returns                              81.39%(1)    103.37%
Average Annual Total Returns                          81.39%(1)     47.38%

CLASS I(2)
For the period ended March 31, 2000
                                                                     SINCE
                                                                 INCEPTION
                                                                 (12/7/99)
                                                                 ---------
Cumulative Total Return                                             28.24%
Average Annual Total Return                                         28.24%(3)

Notes to Performance

(1) The Fund's recent returns occurred during an unusual period of performance in certain areas of the market in which the Fund invests.

(2) After the close of business on December 10, 1999, John Hancock Special Equities Fund Class Y shares merged into John Hancock Small Cap Growth Fund Class I shares. Class I shares are available for certain institutional investors.

(3) Not annualized.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The chart on the right shows how much a $10,000 investment in the John Hancock Small Cap Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in both the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged, small-cap index that is comprised of 2,000 stocks of U.S.-domiciled companies whose common stocks trade in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Russell 2000 Growth Index is an unmanaged index that contains those securities from the Russell 2000 Index with a greater-than-average growth orientation. It is not possible to invest in an index. Past performance is not indicative of future results.

Line chart with the heading John Hancock Small Cap Growth Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Small Cap Growth Fund on October 31, 1989, before sales charge, and is equal to $65,505 as of April 30, 2000. The second line represents the Russell 2000 Index and is equal to $35,763 as of April 30, 2000. The third line represents the Russell 2000 Growth Index and is equal to $35,589 as of April 30, 2000.

*No contingent deferred sales charge applicable.

Assuming all distributions were reinvested for the period indicated, the chart below shows the value of a $10,000 investment in the Fund's Class A and Class C shares, and the value of a $250,000 investment in the Fund's Class I shares, as of April 30, 2000. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes. Past performance is not indicative of future results.

                              Class A           Class C            Class I+
                           at $10,000        at $10,000        at $250,000
--------------------------------------------------------------------------
Inception Date                8/22/91            6/1/98            12/7/99
--------------------------------------------------------------------------
Without Sales Charge          $48,601           $17,461           $273,046
--------------------------------------------------------------------------
With Maximum Sales Charge     $46,171           $17,286                N/A
--------------------------------------------------------------------------
Russell 2000 Growth Index     $32,059           $13,633           $263,615
--------------------------------------------------------------------------
Russell 2000 Index            $33,255           $11,358           $263,758

* No contingent deferred sales charge applicable.

+ After the close of business on December 10, 1999 John Hancock
  Special Equities Fund Class  Y shares merged into John Hancock
  Small Cap Growth Fund Class I shares.



FINANCIAL STATEMENTS

John Hancock Funds - Small Cap Growth Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 2000 (Unaudited)
-------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $1,633,349,308)                $2,032,524,870
Joint repurchase agreement (cost - $35,857,000)          35,857,000
Corporate savings account                                       850
                                                     --------------
                                                      2,068,382,720
Receivable for investments sold                          37,132,522
Receivable for shares sold                                2,707,570
Dividends receivable                                         13,847
Interest receivable                                          17,124
Other assets                                                216,884
                                                     --------------
Total Assets                                          2,108,470,667
-------------------------------------------------------------------
Liabilities:
Payable for investments purchased                        35,918,263
Payable for shares repurchased                            1,239,167
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                   2,113,469
Accounts payable and accrued expenses                       436,504
                                                     --------------
Total Liabilities                                        39,707,403
-------------------------------------------------------------------
Net Assets:
Capital paid-in                                       1,332,494,388
Accumulated realized gain on investments                349,478,170
Net unrealized appreciation of investments              399,175,562
Accumulated net investment loss                         (12,384,856)
                                                     --------------
Net Assets                                           $2,068,763,264
===================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value)
Class A - $950,932,334/64,318,100                            $14.78
===================================================================
Class B - $1,077,279,007/80,305,698                          $13.41
===================================================================
Class C - $24,031,262/1,794,081 - Note A                     $13.39
===================================================================
Class I* - $16,520,661/1,115,672                             $14.81
===================================================================
Maximum Offering Price Per Share**
Class A - ($14.78 / 0.95)                                    $15.56
===================================================================
 * Class I shares commenced operations on December 7, 1999.
** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

Statement of Operations
Six months ended April 30, 2000 (Unaudited)
-------------------------------------------------------------------
Investment Income:
Securities lending income - Note A                       $2,417,637
Interest                                                    564,526
Dividends                                                   463,154
                                                     --------------
                                                          3,445,317
                                                     --------------
Expenses:
Investment management fee - Note B                        6,785,250
Distribution and service fee - Note B
Class A                                                     988,947
Class B                                                   5,123,477
Class C                                                      69,684
Transfer agent fee - Note B                               2,234,251
Accounting and legal services fee - Note B                  178,852
Custodian fee                                               172,139
Registration and filing fees                                 98,926
Trustees' fees                                               27,904
Miscellaneous                                                22,984
Auditing fee                                                 20,139
Printing                                                     19,721
Interest expense - Note A                                    18,253
Legal fees                                                    8,141
                                                     --------------
Total Expenses                                           15,768,668
-------------------------------------------------------------------
Net Investment Loss                                     (12,323,351)
-------------------------------------------------------------------
Realized and Unrealized Gain on Investments:
Net realized gain on investments sold                   349,988,084
Change in net unrealized appreciation/depreciation
of investments                                          (87,551,655)
                                                     --------------
Net Realized and Unrealized
Gain on Investments                                     262,436,429
-------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                              $250,113,078
===================================================================

See notes to financial statements.





Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------
                                                                                     SIX MONTHS ENDED
                                                                       YEAR ENDED     APRIL 30, 2000
                                                                    OCTOBER 31, 1999    (UNAUDITED)
                                                                    ----------------  --------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                                                     ($10,500,995)   ($12,323,351)
Net realized gain on investments sold                                    134,645,854     349,988,084
Change in net unrealized appreciation/depreciation of investments
                                                                         146,147,342     (87,551,655)
                                                                        ------------  --------------
Net Increase in Net Assets Resulting from Operations
                                                                         270,292,201     250,113,078
                                                                        ------------  --------------
Distributions to Shareholders:
Distributions from net realized gain on investments sold
Class A - ($0.2300 and $1.5080 per share, respectively)
                                                                          (4,781,633)    (32,103,982)
Class B - ($0.2300 and $1.5080 per share, respectively)
                                                                         (10,631,104)    (63,068,753)
Class C - ($0.2300 and $1.5080 per share, respectively)                      (14,101)       (568,546)
                                                                        ------------  --------------
Total Distributions to Shareholders                                      (15,426,838)    (95,741,281)
                                                                        ------------  --------------
From Fund Share Transactions - Net: *                                    (47,805,007)  1,165,171,270
                                                                        ------------  --------------
Net Assets:
Beginning of period                                                      542,159,841     749,220,197
                                                                        ------------  --------------
End of period (including accumulated net investment loss
of $61,505 and $12,384,856, respectively)                               $749,220,197  $2,068,763,264
                                                                        ============  ==============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.




Statement of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------
* Analysis of Fund Share Transactions:
                                                                                   SIX MONTHS ENDED
                                                         YEAR ENDED                 APRIL 30, 2000
                                                      OCTOBER 31, 1999                (UNAUDITED)
                                                 --------------------------   ---------------------------
                                                    SHARES        AMOUNT         SHARES        AMOUNT
                                                 -----------   ------------   -----------    ------------
CLASS A
Shares sold                                       32,716,360    340,101,947    38,909,630     625,151,001
Shares issued in reorganization - Note D                  --             --    26,966,047     373,930,478
Shares issued to shareholders in
reinvestment of distributions
                                                     476,257      4,124,555     2,267,406      27,661,109
                                                 -----------   ------------   -----------   -------------
                                                  33,192,617    344,226,502    68,143,083   1,026,742,588
Less shares repurchased                          (33,465,565)  (344,860,133)  (24,930,238)   (400,716,461)
                                                 -----------   ------------   -----------   -------------
Net increase (decrease)                             (272,948)      (633,631)   43,212,845     626,026,127
                                                 ===========   ============   ===========   =============

CLASS B
Shares sold                                       10,349,917    103,998,949    15,397,356     221,480,933
Shares issued in reorganization - Note D                  --             --    30,814,945     388,808,070
Shares issued to shareholders in
reinvestment of distributions
                                                     983,372      7,887,044     4,148,399      46,088,659
                                                 -----------   ------------   -----------   -------------
                                                  11,333,289    111,885,993    50,360,700     656,377,662
Less shares repurchased                          (16,593,304)  (161,959,740)   (1,158,281)   (154,810,621)
                                                 -----------   ------------   -----------   -------------
Net increase (decrease)                           (5,260,015)   (50,073,747)   39,202,419     501,567,041
                                                 ===========   ============   ===========   =============

CLASS C
Shares sold                                          358,485      3,764,658     2,581,899      38,128,260
Shares issued in reorganization - Note D                  --             --         7,213          90,380
Shares issued to shareholders in
reinvestment of distributions                          1,722         13,917        33,026         366,480
                                                 -----------   ------------   -----------   -------------
                                                     360,207      3,778,575     2,622,138      38,585,120
Less shares repurchased                              (87,513)      (876,204)   (1,160,646)    (17,429,874)
                                                 -----------   ------------   -----------   -------------
Net increase                                         272,694      2,902,371     1,461,492      21,155,246
                                                 ===========   ============   ===========   =============

CLASS I **
Shares sold                                               --             --       511,684       8,962,792
Shares issued in reorganization - Note D                  --             --     1,184,187      16,420,653
                                                 -----------   ------------   -----------   -------------
                                                          --             --     1,695,871      25,383,445
Less shares repurchased                                   --             --      (580,199)     (8,960,589)
                                                 -----------   ------------   -----------   -------------
Net increase                                              --             --     1,115,672      16,422,856
                                                 ===========   ============   ===========   =============

** Class I shares commenced operations on December 7, 1999.

See notes to financial statements.





Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,              SIX MONTHS ENDED
                                                        --------------------------------------------------------   APRIL 30, 2000
                                                         1995(1)      1996        1997        1998        1999      (UNAUDITED)
                                                        --------    --------    --------    --------    --------    -----------
CLASS A(2)
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                                  $6.71       $9.02      $10.22      $12.35       $8.41       $12.65
                                                        --------    --------    --------    --------    --------     --------
Net Investment Loss(3)                                     (0.07)      (0.09)      (0.07)      (0.08)      (0.12)       (0.08)
Net Realized and Unrealized
Gain (Loss) on Investments                                  2.38        1.29        2.41       (1.34)       4.59         3.72
                                                        --------    --------    --------    --------    --------     --------
Total from Investment
Operations                                                  2.31        1.20        2.34       (1.42)       4.47         3.64
                                                        --------    --------    --------    --------    --------     --------
Less Distributions:
Distributions from Net
Realized Gain on
Investments Sold                                              --          --       (0.21)      (2.52)      (0.23)       (1.51)
                                                        --------    --------    --------    --------    --------     --------
Net Asset Value, End of
Period                                                     $9.02      $10.22      $12.35       $8.41      $12.65       $14.78
                                                        ========    ========    ========    ========    ========     ========
Total Investment Return at
Net Asset Value(4)                                        34.56%      13.27%      23.35%     (14.14%)     54.41%       31.38%(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                                          $179,481    $218,497    $209,384    $179,700    $266,886     $950,932
Ratio of Expenses to Average
Net Assets                                                 1.38%       1.32%       1.29%(6)    1.36%(6)    1.34%(6)     1.29%(6,7)
Ratio of Net Investment Loss
to Average Net Assets                                     (0.83%)     (0.86%)     (0.57%)     (1.02%)     (1.17%)      (0.93%)(7)
Portfolio Turnover Rate                                      23%         44%         96%        103%        104%          64%(8)

CLASS B(2)
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                                  $6.51       $8.70       $9.78      $11.72       $7.81       $11.64
                                                        --------    --------    --------    --------    --------     --------
Net Investment Loss(3)                                     (0.11)      (0.15)      (0.14)      (0.15)      (0.18)       (0.12)
Net Realized and Unrealized
Gain (Loss) on Investments                                  2.30        1.23        2.29       (1.24)       4.24         3.40
                                                        --------    --------    --------    --------    --------     --------
Total from Investment
Operations                                                  2.19        1.08        2.15       (1.39)       4.06         3.28
                                                        --------    --------    --------    --------    --------     --------
Less Distributions:
Distributions from Net
Realized Gain on
Investments Sold                                              --          --       (0.21)      (2.52)      (0.23)       (1.51)
                                                        --------    --------    --------    --------    --------     --------
Net Asset Value, End of
Period                                                     $8.70       $9.78      $11.72       $7.81      $11.64       $13.41
                                                        ========    ========    ========    ========    ========     ========
Total Investment Return at
Net Asset Value(4)                                        33.60%      12.48%      22.44%     (14.80%)     53.31%       30.84%(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                                          $393,478    $451,268    $472,594    $361,992    $478,468   $1,077,279
Ratio of Expenses to Average
Net Assets                                                 2.11%       2.05%       2.02%(6)    2.07%(6)    2.03%(6)     2.04%(6,7)
Ratio of Net Investment Loss
to Average Net Assets                                     (1.55%)     (1.59%)     (1.30%)     (1.73%)     (1.87%)      (1.66%)(7)
Portfolio Turnover Rate                                      23%         44%         96%        103%        104%          64%(8)

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: income, expenses, distributions and gains (losses) of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.



Financial Highlights (continued)
----------------------------------------------------------------------------------------------------------------------------------
                                         PERIOD FROM
                                         JUNE 1, 1998
                                       (COMMENCEMENT OF                    SIX MONTHS ENDED
                                        OPERATIONS) TO      YEAR ENDED      APRIL 30, 2000
                                       OCTOBER 31, 1998  OCTOBER 31, 1999    (UNAUDITED)
                                       ----------------  ----------------     ---------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                     $8.96             $7.81           $11.62
                                           --------          --------         --------
Net Investment Loss(3)                        (0.03)            (0.19)           (0.12)
Net Realized and Unrealized
Gain (Loss) on Investments                    (1.12)             4.23             3.40
                                           --------          --------         --------
Total from Investment Operations              (1.15)             4.04             3.28
                                           --------          --------         --------
Less Distributions:
Distributions from Net
Realized Gain on
Investments Sold                                 --             (0.23)           (1.51)
                                           --------          --------         --------
Net Asset Value, End of
Period                                        $7.81            $11.62           $13.39
                                           ========          ========         ========
Total Investment Return at
Net Asset Value(4)                          (12.83%)(5)        53.05%           30.90%(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                                 $468            $3,866          $24,030
Ratio of Expenses to Average
Net Assets(6)                                 2.11%(7)          2.09%            2.04%(7)
Ratio of Net Investment Loss
to Average Net Assets                        (1.86%)(7)        (1.94%)          (1.69%)(7)
Portfolio Turnover Rate                        103%              104%              64%(8)

See notes to financial statements.



Financial Highlights (continued)
-------------------------------------------------------
                                         PERIOD FROM
                                       DECEMBER 7, 1999
                                       (COMMENCEMENT OF
                                        OPERATIONS) TO
                                       APRIL 30, 2000
                                         (UNAUDITED)
                                       ----------------
CLASS I
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                   $13.55
                                          --------
Net Investment Loss(3)                       (0.04)
Net Realized and Unrealized
Gain on Investments                           1.30
                                          --------
Total from Investment Operations              1.26
                                          --------
Net Asset Value, End of
Period                                      $14.81
                                          ========
Total Investment Return at
Net Asset Value(4)                           9.22%(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                             $16,522
Ratio of Expenses to Average
Net Assets(6)                                0.89%(7)
Ratio of Net Investment Loss
to Average Net Assets                       (0.58%)(7)
Portfolio Turnover Rate                        64%(8)

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.

(2) All per share amounts and net asset values have been restated to reflect the four-for-one stock split effective May 1, 1998.

(3) Based on the average of the shares outstanding at the end of each month.

(4) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(5) Not annualized.

(6) Expense ratios do not include interest expense due to bank loans, which amounted to $0.01 for the year ended October 31, 1998 and less than $0.01 for the years ended October 31, 1997, 1999 and the period ended April 30, 2000.

(7) Annualized.

(8) Portfolio turnover rate excludes merger activity.

See notes to financial statements.




Schedule of Investments
April 30, 2000 (Unaudited)
------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Small Cap Growth Fund on April 30, 2000. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                  NUMBER OF        MARKET
ISSUER, DESCRIPTION                                                SHARES           VALUE
-------------------                                              ----------     ------------
COMMON STOCKS
Advertising (1.53%)
24/7 Media, Inc.*                                                   352,000       $6,908,000
Cybergold, Inc.*                                                    921,200        7,599,900
Getty Images, Inc.*                                                 396,000       12,028,500
Modem Media.Poppe Tyson, Inc.*                                      344,200        5,033,925
                                                                                ------------
                                                                                  31,570,325
                                                                                ------------
Business Services - Misc. (5.76%)
Corporate Executive Board Co. (The)*                                267,600       15,721,500
Forrester Research, Inc.*                                           522,000       23,653,125
Jupiter Communications, Inc.*                                       257,550        6,712,397
META Group, Inc.*                                                   531,100       11,949,750
On Assignment, Inc.*                                                711,800       22,332,725
ProBusiness Services, Inc.*                                         479,000       12,633,625
Quanta Services, Inc.*                                              564,700       26,223,256
                                                                                ------------
                                                                                 119,226,378
                                                                                ------------
Chemicals (0.10%)
Symyx Technologies, Inc.*                                            60,050        1,992,909
                                                                                ------------
Computers (18.48%)
Accrue Software, Inc.*                                              359,300        8,555,831
Advent Software, Inc.*                                              429,700       22,559,250
Apex, Inc.*                                                         454,150       13,425,809
Aspect Development, Inc.*                                           200,000       13,825,000
Aspen Technology, Inc.*                                             336,800       11,914,300
Be Free, Inc.*                                                      461,400        5,767,500
BindView Development Corp.*                                         815,200        6,572,550
Broadbase Software, Inc.*                                           273,200        4,319,975
Clarus Corp.*                                                       226,100        9,086,394
Cognizant Technology Solutions Corp.*                               405,800       18,616,075
Data Return Corp.*                                                  412,900       10,141,856
Delano Technology Corp. (Canada)*                                    19,800          216,562
Digex, Inc.*                                                        104,900        8,182,200
eMachines, Inc.*                                                  1,006,450        8,617,728
Etinuum, Inc.*                                                      422,250        2,454,328
Immersion Corp.*                                                    324,900       11,696,400
Interwoven, Inc.*                                                   122,200        8,462,350
IntraNet Solutions, Inc.*                                           356,900        7,941,025
Lifeminders.com, Inc.*                                              306,050       13,580,969
MarketWatch.com, Inc.*                                              497,450        7,492,841
Maxtor Corp.*                                                       573,900        6,850,931
Media Metrix, Inc.*                                                 517,050       16,610,231
Mediaplex, Inc.*                                                    234,250       12,005,312
Micromuse, Inc.*                                                     96,600        9,478,875
Multex.com, Inc.*                                                   366,000        7,434,375
MyPoints.com, Inc.*                                                 237,800        4,161,500
National Computer Systems, Inc.                                     429,900       22,112,981
National Instruments Corp.*                                         245,675       11,976,656
Net Perceptions, Inc.*                                              239,400        4,638,375
Netpliance, Inc.*                                                   835,400        7,518,600
Network Appliance, Inc.*                                             32,000        2,366,000
Nuance Communications, Inc.*                                         31,750          958,453
Numerical Technologies, Inc.*                                         7,900          329,825
Packeteer, Inc.*                                                    151,850        3,416,625
Predictive Systems, Inc.*                                           232,600       10,961,275
Quantum Corp., Hard Disk Drive Group*                               825,600        9,649,200
RADVision Ltd. (Israel)*                                              5,450          208,463
Saba Software, Inc.*                                                 29,500          838,906
SCM Microsystems, Inc.*                                             142,000       11,235,750
Secure Computing Corp.*                                             985,000       12,250,937
Software Technologies Corp.*                                         59,550        1,064,456
SportsLine USA, Inc.*                                               393,700        7,554,119
Transaction Systems Architects, Inc.
(Class A)*                                                          556,700        9,081,169
Visual Networks, Inc.*                                              183,200        7,144,800
WebTrends Corp.*                                                    278,600        9,141,563
                                                                                ------------
                                                                                 382,418,320
                                                                                ------------
Electronics (18.61%)
Alpha Industries, Inc.*                                             328,400       17,076,800
ATMI, Inc.*                                                         335,600       12,920,600
Brooks Automation, Inc.*                                            196,900       17,659,469
Credence Systems Corp.*                                             128,200       18,300,550
DDi Corp.*                                                          238,900        3,583,500
DuPont Photomasks, Inc.*                                            282,600       15,843,263
Elantec Semiconductor, Inc.*                                        339,800       13,761,900
Exar Corp.*                                                         345,050       27,663,314
Flextronics International Ltd.
(Singapore)*                                                        143,000       10,045,750
GaSonics International Corp.*                                       441,600       14,572,800
Integrated Silicon Solution, Inc.*                                  608,200       18,588,113
Kent Electronics Corp.*                                             404,300       11,800,506
Metalink Ltd. (Israel)*                                             315,050        8,998,616
Micrel, Inc.*                                                       186,000       16,089,000
Microsemi Corp.*                                                    394,300       11,533,275
Nanometrics, Inc.*                                                  328,450       12,604,269
Novellus Systems, Inc.*                                             186,200       12,417,212
Plexus Corp.*                                                        85,100        6,520,787
PLX Technology, Inc.*                                               730,250       24,052,609
Powerwave Technologies, Inc.*                                       105,400       21,929,787
PRI Automation, Inc.*                                               188,600       15,064,425
Qlogic Corp.*                                                        93,600        9,389,250
Rudolph Technologies, Inc.*                                         319,350        9,700,256
Sage, Inc.*                                                         302,300        5,120,206
Semtech Corp.*                                                      251,800       17,169,613
Veeco Instruments, Inc.*                                             85,400        5,305,475
Virata Corp.*                                                       218,700       27,392,175
                                                                                ------------
                                                                                 385,103,520
                                                                                ------------
Finance (1.45%)
Affiliated Managers Group, Inc.*                                    228,200        9,156,525
Medallion Financial Corp.                                           400,800        6,638,250
Metris Cos., Inc.                                                   377,000       14,137,500
                                                                                ------------
                                                                                  29,932,275
                                                                                ------------
Food (0.34%)
Hain Food Group, Inc. (The)*                                        259,600        6,960,525
                                                                                ------------

Instruments - Scientific (0.70%)
Varian, Inc.*                                                       397,000       14,440,875
                                                                                ------------
Leisure (0.71%)
Cinar Films, Inc. (Class B) (Canada)*                               557,400        3,901,800
Premier Parks, Inc.*                                                499,600       10,772,625
                                                                                ------------
                                                                                  14,674,425
                                                                                ------------
Machinery (0.56%)
CVC, Inc.*                                                          444,600       11,698,538
                                                                                ------------
Media (5.20%)
Acme Communications, Inc.*                                          588,550       13,536,650
Citadel Communications Corp.*                                       280,900       10,972,656
Classic Communications, Inc. (Class A)*                             308,750        3,743,594
Pegasus Communications Corp.*                                       183,200       19,991,700
Radio One, Inc.*                                                    307,950       17,861,100
Regent Communications, Inc.*                                      1,144,600        9,800,638
TiVo, Inc.*                                                         162,850        2,910,944
Westwood One, Inc.*                                                 438,188       15,500,901
Wink Communications, Inc.*                                          479,400        9,468,150
YouthStream Media Networks, Inc.*                                   605,700        3,861,337
                                                                                ------------
                                                                                 107,647,670
                                                                                ------------
Medical (13.67%)
Alexion Pharmaceuticals, Inc.*                                      311,100       13,882,837
Alkermes, Inc.*                                                     199,700       10,634,025
Alpharma, Inc. (Class A)                                            307,700       11,884,912
Aspect Medical Systems, Inc.*                                        14,650          650,094
Aurora Biosciences Corp.*                                           371,900       13,481,375
BioSource International, Inc.*                                      559,900        5,494,019
COR Therapeutics, Inc.*                                             335,000       25,522,813
CV Therapeutics, Inc.*                                              489,900       19,534,762
Cyberonics, Inc.*                                                   389,100        7,927,912
Cytyc Corp.*                                                        264,800       11,849,800
Exelixis, Inc.*                                                     101,100        1,927,219
Gene Logic, Inc.*                                                   137,000        3,681,875
Genome Therapeutics Corp.*                                          293,600        5,027,900
Human Genome Sciences, Inc.*                                         99,500        7,617,969
Inhale Therapeutic Systems, Inc.*                                   185,500       11,477,812
Interpore International, Inc.*                                    1,121,700       10,936,575
Invitrogen Corp.*                                                   215,400       13,435,575
LifePoint Hospitals, Inc.*                                          625,700       10,715,112
Ligand Pharmaceuticals, Inc.
(Class B)*                                                          565,000        7,450,938
NPS Pharmaceuticals, Inc.*                                          991,700       12,892,100
Pharmacopeia, Inc.*                                                 362,000       14,887,250
Pharmacyclics, Inc.*                                                205,000        9,301,875
Priority Healthcare Corp.*                                           29,250        1,619,719
Province Healthcare Co.*                                            514,000       14,841,750
Techne Corp.*                                                       199,900       14,217,888
Titan Pharmaceuticals, Inc.*                                        378,500       12,112,000
Visible Genetics, Inc. (Canada)*                                    267,400        9,810,238
                                                                                ------------
                                                                                 282,816,344
                                                                                ------------
Metal (1.08%)
Maverick Tube Corp.*                                                783,300       22,324,050
                                                                                ------------
Oil & Gas (6.42%)
Atwood Oceanics, Inc.*                                              293,000       17,763,125
Core Laboratories NV (Netherlands)*                                 478,500       13,577,437
Dril-Quip, Inc.*                                                    206,800        8,401,250
Marine Drilling Cos., Inc.*                                         692,400       18,002,400
NATCO Group, Inc. (Class A)*                                        718,600        6,512,313
Newfield Exploration Co.*                                           420,600       17,086,875
Patterson Energy, Inc.*                                             370,600       10,469,450
Pride International, Inc.*                                          811,300       18,355,662
Stone Energy Corp.*                                                 276,800       13,078,800
Veritas DGC, Inc.*                                                  397,900        9,549,600
                                                                                ------------
                                                                                 132,796,912
                                                                                ------------
Retail (8.79%)
99 Cents Only Stores*                                               517,149       19,457,731
Applebee's International, Inc.                                      215,600        7,855,925
Brightpoint, Inc.*                                                1,374,100       16,231,556
Cost Plus, Inc.*                                                    357,400       10,923,038
Duane Reade, Inc.*                                                  440,400       13,212,000
Insight Enterprises Inc.*                                           306,800       12,828,075
Linens 'N Things, Inc.*                                             454,200       14,023,425
Pacific Sunwear of California, Inc.*                                497,200       16,935,875
ScanSource, Inc.*                                                   338,800       11,688,600
Tech Data Corp.*                                                    670,000       28,098,125
Too, Inc.*                                                          132,100        3,954,744
Tweeter Home Entertainment Group, Inc.*                             236,000        8,702,500
Whole Foods Market, Inc.*                                           222,500        9,470,156
Wild Oats Markets, Inc.*                                            632,500        8,380,625
                                                                                ------------
                                                                                 181,762,375
                                                                                ------------
Schools/Education (0.52%)
ProsoftTraining.com*                                                638,000       10,686,500
                                                                                ------------
Steel (1.19%)
Lone Star Technologies, Inc.*                                       531,500       24,515,437
                                                                                ------------
Telecommunications (11.17%)
Advanced Radio Telecom Corp.*                                       460,200        7,679,588
AirGate PCS, Inc.*                                                  241,100       20,674,325
Alamosa PCS Holdings, Inc.*                                         490,620       13,982,670
Allegiance Telecom, Inc.*                                            50,000        3,537,500
BreezeCom Ltd. (Israel)*                                             21,000          577,500
CoreComm Ltd.*                                                      369,300       11,540,625
CTC Communications Group, Inc.*                                      95,550        3,224,812
Efficient Networks, Inc.*                                           127,600        8,389,700
Gadzoox Networks, Inc.*                                             116,600        4,299,625
I-Link, Inc.*                                                     1,345,800       10,093,500
interWAVE Communications International,
Ltd. (Bermuda)*                                                      21,200          282,225
Latitude Communications, Inc.*                                      343,300        4,977,850
Orckit Communications Ltd. (Israel)*                                417,000       18,452,250
Pinnacle Holdings, Inc.*                                            340,100       19,109,369
Powertel, Inc.*                                                     181,800       12,226,050
Radyne ComStream, Inc.*                                             367,900        6,944,112
RF Micro Devices, Inc.*                                              91,500        9,521,719
Rural Cellular Corp. (Class A)*                                     230,100       17,013,019
SBA Communications Corp.*                                           440,400       17,891,250
Telaxis Communications Corp.*                                       277,150        7,257,866
Telocity, Inc.*                                                     121,000          990,688
Terayon Communication Systems, Inc.*                                108,200       10,062,600
US LEC Corp. (Class A)*                                             452,800       11,829,400
XM Satellite Radio Holdings, Inc.
(Class A)*                                                          368,450       10,615,966
                                                                                ------------
                                                                                 231,174,209
                                                                                ------------
Transport (1.97%)
Circle International Group, Inc.                                    347,500        9,230,469
Expeditors International of Washington,
Inc.                                                                360,636       15,417,189
Forward Air Corp.*                                                  469,400       16,135,625
                                                                                ------------
                                                                                  40,783,283
                                                                                ------------
TOTAL COMMON STOCKS
(Cost $1,633,349,308)                                               (98.25%)   2,032,524,870
                                                                 ----------   --------------

                                            INTEREST             PAR VALUE
                                              RATE            (000s OMITTED)
                                            --------           ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.73%)
Investment in a joint repurchase
agreement transaction with
SBC Warburg, Inc. - Dated
04-28-00, due 05-01-00
(Secured by U.S. Treasury
Bonds, 5.50% thru 9.25%,
due 02-15-16 thru 08-15-28)
- Note A                                       5.73%                $35,857       35,857,000
                                                                 ----------   --------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.85%                                                                       850
                                                                 ----------   --------------
TOTAL SHORT-TERM INVESTMENTS                                         (1.73%)      35,857,850
                                                                 ----------   --------------
TOTAL INVESTMENTS                                                   (99.98%)   2,068,382,720
                                                                 ----------   --------------
OTHER ASSETS AND LIABILITIES, NET                                    (0.02%)         380,544
                                                                 ----------   --------------
TOTAL NET ASSETS                                                   (100.00%)  $2,068,763,264
                                                                 ==========   ==============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Small Cap Growth Fund

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Series Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of five series portfolios: John Hancock Small Cap Growth Fund (the "Fund"), John Hancock Technology Fund, John Hancock Millennium Growth Fund, John Hancock Real Estate Fund and John Hancock 500 Index Fund (which commenced operations on August 18, 1999). Prior to March 1, 2000, the John Hancock Technology Fund was known as John Hancock Global Technology Fund. The other series of the Trust are reported in separate financial statements. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The Trustees authorized the issuance of Class I shares effective December 7, 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan. Beginning May 1, 2000, all retail purchases of Class C shares will be assessed a 1% up-front sales charge.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation."

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWING The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The maximum loan balance during the period amounted to $20,340,000. The interest rate was in the range of 6.06% through 6.63%. At April 30, 2000, there were no outstanding borrowings.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At April 30, 2000, the Fund loaned securities having a market value of $171,881,319 collateralized by securities in the amount of $175,802,004.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.75% of the first $1,500,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $1,500,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended April 30, 2000 net sales charges received with regard to sales of Class A shares amounted to $709,903. Out of this amount, $93,442 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $431,908 was paid as sales commissions to unrelated broker-dealers and $184,553 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 2000, contingent deferred sales charges paid to JH Funds amounted to $646,501.

Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended April 30, 2000, contingent deferred sales charges paid to JH Funds amounted to $10,626

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. Class I shares pay a monthly transfer agent fee equivalent to 0.05% of the average daily net assets of the Class I shares of the Fund.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown, Ms. Maureen R. Ford and Mr. Richard S.
Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 2000, aggregated $1,444,490,618 and $1,113,944,095, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 2000.

The cost of investments owned at April 30, 2000 (excluding the corporate savings account) for federal income tax purposes was $1,669,588,686. Gross unrealized appreciation and depreciation of investments aggregated $629,492,337 and $230,699,153, respectively, resulting in net unrealized appreciation of $398,793,184.

NOTE D -
REORGANIZATION

On December 6, 1999, the shareholders of John Hancock Special Equities Fund ("Special Equities Fund") approved a plan of reorganization between Special Equities Fund and the Fund providing for the transfer of substantially all of the assets and liabilities of the Special Equities Fund to the Fund in exchange solely for Class A, Class B, Class C and Class I shares of the Fund. The acquisition was accounted for as a tax-free exchange of 26,966,047 Class A shares, 30,814,945 Class B shares, 7,213 Class C shares and 1,184,187 Class I shares of the Fund for the net assets of Special Equities Fund, which amounted to $373,930,478, $388,808,070, $90,380 and $16,420,653 for Class A,
Class B, Class C and Class Y shares, respectively, including $232,263,428 of unrealized appreciation, after the close of business on December 10, 1999.



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This report is for the information of shareholders of the John Hancock
Small Cap Growth Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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